MUTUAL FUND TRUST
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019
                                 (800) 34-VISTA

Dear Valued Shareholder:

As you may be aware, The Chase Manhattan Corporation ("Chase") has entered into an Agreement and Plan of Merger with Chemical Banking Corporation ("Chemical") pursuant to which Chase will merge with and into Chemical (the "Holding Company Merger"). Pursuant to the Investment Company Act of 1940, as amended, consummation of the Holding Company Merger will result in the automatic termination of the investment advisory agreements between the Funds of Mutual Fund Trust (the "Trust") and The Chase Manhattan Bank, N.A. (the

"Adviser"). In addition, subsequent to the Holding Company Merger, the Adviser will be merged with and into Chemical Bank in a secondary merger of the principal operating entities of Chase and Chemical (the "Bank Merger"). The Bank Merger may also be deemed to result in the automatic termination of the investment advisory agreements between the Adviser and the Funds. In anticipation of the completion of the Holding Company Merger and the Bank Merger, and to provide continuity in investment advisory services to your Fund, we urge you to review the enclosed proxy statement. In the proxy statement you are asked to vote on the approval of an interim and a new advisory agreement between your Fund and the Adviser in addition to other items intended to rationalize the management of the Funds and each Fund's objectives, policies and restrictions.

In connection with the merger of Chase and Chemical, it has also been proposed that the series funds of The Hanover Funds, Inc., an open-end management investment company advised by affiliates of Chemical Bank, be merged into certain series of the Trust, subject to approval by shareholders of the Hanover Funds. In an effort to provide continuity of operations and management, certain Directors of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. have been nominated to serve as Trustees of the Trust.

The Board of Trustees has voted unanimously in favor of each proposal and recommends that you vote "FOR" them as well. You will find more information on the proposals in the enclosed proxy statement.

Please be assured that there is no increase to the advisory fee rates in the proposed advisory agreements.

The information below is designed to answer your questions and help you cast your proxy as a shareholder of the Funds, and is being provided as a supplement to, not a substitute for, your proxy materials which we urge you carefully review.

Q. Why are the Proposals being recommended?

A. The Holding Company Merger will affect the administration of the Funds in two ways. First, mutual funds advised by affiliates of Chemical Bank, The Hanover Funds, Inc., will be merged into certain Vista Funds, subject to approval by Hanover shareholders. Second, as required under the Investment Company Act of 1940, consummation of the Holding Company Merger causes the automatic termination of the advisory contracts between each Fund and the Adviser. Therefore, in order to ensure continuity in the management of the Funds, shareholders are being asked to approve new advisory contracts between the Funds and the Adviser. Further, the management of the Funds is also taking this opportunity to modernize, clarify and standardize certain matters relating to the Funds' operations in an effort to improve efficiency in the delivery of investment management services to shareholders of the Vista Funds.

Q. How will the fees and expenses of the Funds be affected?

A. The annual rate of the contractual investment advisory, administrative and distribution fees applicable to each Vista Fund will not be increased. Please be assured that there are no increases to the contractual advisory fees in the proposed advisory agreements.

Q. Will there be any change in the way the Funds are managed?

A. Vista has built a reputation as one of the mutual fund industry's most consistent performers. The Funds have no current intention of altering their investment strategies and the proposals which request approval of modifications to the Funds' investment objectives, policies and/or restrictions are not expected to have any immediate effect upon the management of the Funds.

Q. As a shareholder, what do I need to do?

A. Please read the enclosed proxy statement and vote now by completing, signing and returning the enclosed proxy ballot form(s) in the prepaid envelope by March 19, 1996.

YOUR VOTE IS IMPORTANT. Please read the enclosed proxy statement and vote now by completing, signing and returning the enclosed proxy ballot form(s) in the pre-paid envelope. If you own shares in more than one Fund, you will receive a proxy card for each of your Funds. Please vote and return EACH proxy card you receive. EVERY VOTE COUNTS. If you have any questions, please call the Vista Service Center at 800-34-VISTA.

                                            Very truly yours,

                                            /s/ Fergus Reid

                                            Fergus Reid
                                            Chairman

                                MUTUAL FUND TRUST
                              125 WEST 55TH STREET
                            NEW YORK, NEW YORK 10019
                                 (800) 34-VISTA


                  Notice of Special Meeting of Shareholders
                           to be held April 2, 1996


A special meeting of the shareholders of the Funds (each, a "Fund" and collectively, the "Funds") of MUTUAL FUND TRUST (the "Trust") will be held at 11:00 a.m. (Eastern time) at 101 Park Avenue, 17th Floor, New York, New York on April 2, 1996, for the purposes indicated below:

The following items apply to shareholders of each Fund:

   1. To approve or disapprove an interim investment advisory agreement between each of the Funds and The Chase Manhattan Bank, N.A. (and the successor entity thereto) (the "Adviser") which will take effect upon the merger of The Chase Manhattan Corporation (the parent company of the Adviser) and Chemical Banking Corporation (to be voted on separately by the Shareholders of each Fund). No fee increase is proposed.

  2. To elect eleven trustees to serve as members of the Board of Trustees of the Trust.

  3. To ratify the selection of Price Waterhouse LLP as independent accountants for the 1996 fiscal year of each of the Funds.

  4. To approve or disapprove an amendment to the Trust's Declaration of Trust.

In addition, for shareholders of all Funds, to transact such other business as may properly come before the meeting or any adjournment thereof.

The remaining Proposals apply only to the Class of Shares or Fund indicated in italics:

  5. To consider the following proposals pertaining primarily to each Fund's fundamental investment restrictions:

     a. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning borrowing;

     b. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning investment for the purpose of exercising control;

     c. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning the making of loans;

     d. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning purchases of securities on margin;

     e. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning concentration of investment;

     f. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning commodities and real estate;

     g. To approve or disapprove an amendment to each Fund's fundamental investment restriction regarding investments in restricted and illiquid securities;

     h. To approve or disapprove of a reclassification, as nonfundamental, of each Fund's fundamental restriction concerning the use of options;

     i. To approve or disapprove an amendment to each Fund's fundamental investment restriction concerning senior securities;

     j. To approve or disapprove an amendment to each Fund's fundamental investment restriction regarding short sales of securities.

     k. To approve or disapprove a proposal to adopt a new investment policy that authorizes each Fund to invest all of its investable assets in another open-end investment company having substantially the same investment objective and policies as the Fund.

Proposal 51 relates to the Vista California Intermediate Tax Free Fund only:

     l. To approve or disapprove a change in the status of the Fund from a diversified fund to a nondiversified fund.

With respect to all Funds other than Vista California Intermediate Tax Free Fund, Vista New York Tax Free Income Fund and Vista Tax Free Income Fund:

   6. To approve or disapprove a restatement of the investment objectives of certain Funds.

With respect to the Class A shares of Vista Tax Free Income Fund, Vista New York Tax Free Income Fund and Vista California Intermediate Tax Free Income Fund only:

   7. To approve or disapprove an amendment to the Class A Shares Rule 12b-1 Distribution Plan.

With respect to all Funds other than Vista Tax Free Money Market Fund and Vista Global Money Market Fund:

   8. To approve or disapprove a new investment advisory agreement between each of the Funds and the Adviser, and a sub-advisory agreement between the Adviser and Chase Asset Management, Inc. with respect to each of the above-referenced Funds, to take effect as soon as practicable after approval by shareholders (to be voted on separately by shareholders of each Fund). No fee increase is proposed.

With respect to the Vista Tax Free Money Market Fund and Vista Global Money Market Fund only:

   9. To approve or disapprove a new investment advisory agreement between each of the Funds and the Adviser (to take effect as soon as practicable after the approval by shareholders), and a sub-advisory agreement between the Adviser and Texas Commerce Bank, National Association (to take effect upon the merger of certain series of The Hanover Funds, Inc. into the Funds) with respect to each of the above-referenced Funds (to be voted on separately by shareholders of each Fund). No fee increase is proposed.

Shareholders of record as of the close of business on January 22, 1996 are entitled to receive notice of, and to vote at, the Meeting and any and all adjournments thereof. Your attention is called to the accompanying proxy statement.

                                             By Order of the Board of Trustees

                                             /s/ Ann Bergin

                                             Ann Bergin
                                             Secretary

February 12, 1996

You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the Meeting, please mark, sign, date and return the enclosed proxy so that the necessary quorum may be represented at the meeting. The enclosed envelope requires no postage if mailed in the United States.

                              MUTUAL FUND TRUST
                             125 WEST 55TH STREET
                           NEW YORK, NEW YORK 10019
                                (800) 34-VISTA


                               PROXY STATEMENT


The enclosed proxy is solicited on behalf of the Board of Trustees of MUTUAL FUND TRUST (the "Trust") and pertains, to the extent set forth below, to each of its underlying investment funds (each, a "Fund" and collectively, the "Funds"). The Trust is a registered open-end investment company having its executive offices at 125 West 55th Street, New York, New York 10019. The proxy is revocable at any time before it is voted by sending written notice of the revocation to the Trust or by appearing personally at the April 2, 1996 special meeting of shareholders (the "Meeting"). The cost of preparing and mailing the notice of meeting, the proxy card, this proxy statement and any additional proxy material insofar as it relates to the approval of various Advisory Agreements has been or is to be borne by The Chase Manhattan Corporation, Chemical Banking Corporation and/or their affiliates. Insofar as such expenses relate to those portions of the Proxy Statement concerning the amendment to the Trust's Declaration of Trust, election of Trustees, ratification of independent accountants, and the proposed changes to each Fund's investment objectives and policies, it is expected that the Trust or the relevant Fund will pay all or a portion of such expenses. The Chase Manhattan Bank, N.A. (the "Adviser") is currently the investment adviser to each of the Funds. Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, facsimile or personal interview conducted by certain officers or employees of the Trust, the Adviser or its affiliates, or, if necessary, a commercial firm retained for this purpose. In the event that the shareholder signs and returns the proxy ballot, but does not indicate a choice as to any of the items on the proxy ballot, the proxy attorneys will vote those shares in favor of such proposal(s), including for the election of each person nominated to the Board of Trustees of the Trust.

On January 22, 1996, the record date for determining shareholders entitled to receive notice of and vote at the Meeting (the "Record Date"), the Funds had the number of shares of beneficial interest ("Shares") outstanding set forth below, each Share being entitled to one vote:

                                             Total Class A         Total
                                                Shares            Shares
                   Fund                       Outstanding      Outstandiing
-----------------------------------------------------------------------------
Vista Treasury Plus Money Market Fund            None        132,288,689.440
Vista Federal Money Market Fund                  None        542,676,072.770
Vista New York Tax Free Money Market Fund        None        511,736,185.676
Vista Tax Free Money Market Fund                 None        505,537,701.430
Vista California Tax Free Money Market Fund      None         37,153,390.220
Vista U.S. Government Money Market Fund          None      2,471,608,475.274
Vista Global Money Market Fund                   None        839,202,809.090
Vista Prime Money Market Fund                    None      1,376,437,287.135
Vista California Intermediate Tax Free Fund 3,208,188.056      3,208,188.056
Vista New York Tax Free Income Fund         9,050,198.859     10,157,952.420
Vista Tax Free Income Fund                  6,989,732.296      8,227,181.522

Shares which represent interests in a particular Fund of the Trust vote separately on matters which pertain only to that Fund. Similarly, shares which represent interests in a particular class of a Fund vote separately on matters which pertain only to that class of such Fund. All of the proposals (except the election of Trustees and the amendment to the Declaration of Trust) will be voted on separately by the shareholders of each Fund. In addition, specific classes of shares of a Fund will vote separately as a class with respect to any matter affecting only the arrangements relating to that specific class (Proposal 7). Any other business which may properly come before the meeting will be voted separately by shares of each Fund (or class of each Fund, as necessary). The holders of each share of the Trust shall be entitled to one vote for each full share and a fractional vote for each fractional share.

For purposes of determining the presence of a quorum and counting votes on the matters presented, Shares represented by abstentions and "broker non-votes" will be counted as present, but not as votes cast, at the Meeting. Under the Investment Company Act of 1940, as amended (the "1940 Act"), the affirmative vote necessary to approve a matter under consideration may be determined with reference to a percentage of votes present at the Meeting, which would have the effect of treating abstentions and non-votes as if they were votes against the proposal.

A copy of each Fund's Annual Report (which contains information pertaining to the Fund) may be obtained, without charge, by calling the Vista Service Center, at (800) 34-VISTA.

This proxy statement and the enclosed notice of meeting and proxy card are first being mailed to shareholders on or about February 12, 1996.


                                 INTRODUCTION

The Meeting is being called for the following purposes.

With respect to each of the Funds: (1) to approve or disapprove an interim investment advisory agreement (the "Interim Agreement") between each of the Funds and the Adviser which will take effect upon the merger of The Chase Manhattan Corporation and Chemical Banking Corporation; (2) to elect eleven trustees to serve as members of the Board of Trustees of the Trust; (3) to ratify the selection of Price Waterhouse LLP as independent accountants for the 1996 fiscal year of each of the Funds; (4) to approve or disapprove an amendment to the Trust's Declaration of Trust; and to transact such other business as may properly come before the Meeting or any adjourn- ment thereof.

Each of the following Proposals apply only to certain Funds or classes of shares of a particular Fund (the Funds or classes of shares to which each of the Proposals apply are specified below and on the charts set forth on the next page); (5) to approve or disapprove amendments to each Fund's fundamental investment restrictions (all Funds except as noted); (6) to approve or disapprove a restatement of the investment objectives of certain Funds (all Funds other than Vista California Intermediate Tax Free Fund, Vista New York Tax Free Income Fund and Vista Tax Free Income Fund); (7) to approve or disapprove an amendment to the Class A Shares Rule 12b-1 Distribution Plan (Vista Tax Free Income Fund, Vista New York Tax Free Fund and Vista California Tax Free Income Fund only); (8) to approve or disapprove a new investment advisory agreement (the "Proposed Agreement") between each of the Funds and the Adviser (and its successor in the Bank Merger), and a sub-advisory agreement between the Adviser and Chase Asset Management, Inc. to take effect as soon as practicable after approval by shareholders (all Funds other than Vista Tax Free Money Market Fund and Vista Global Money Market Fund); and (9) to approve or disapprove a new investment advisory agreement between each of the Funds and the Adviser (and its successor in the Bank Merger) (to take effect as soon as practicable after approval by shareholders), and a sub-advisory agreement between the Adviser (and its successor in the Bank Merger) and Texas Commerce Bank, National Association (to take effect upon the merger of certain series of The Hanover Funds, Inc. into the Funds) (Vista Tax Free Money Market Fund and Vista Global Money Market Fund only).

                               PROPOSAL NUMBER

--------------------------------------------------------------------------------------------------------
                 NAME OF FUND                     1     2     3     4    5(1)    6    7(2)    8      9
--------------------------------------------------------------------------------------------------------
Vista Treasury Plus Money Market Fund             x     x     x     x      x     x            x
--------------------------------------------------------------------------------------------------------
Vista Federal Money Market Fund                   x     x     x     x      x     x            x
--------------------------------------------------------------------------------------------------------
Vista New York Tax Free Money Market Fund         x     x     x     x      x     x            x
--------------------------------------------------------------------------------------------------------
Vista Tax Free Money Market Fund                  x     x     x     x      x     x                   x
--------------------------------------------------------------------------------------------------------
Vista California Tax Free Money Market Fund       x     x     x     x      x     x            x
--------------------------------------------------------------------------------------------------------
Vista U.S. Government Money Market Fund           x     x     x     x      x     x            x
--------------------------------------------------------------------------------------------------------
Vista Global Money Market Fund                    x     x     x     x      x     x                   x
--------------------------------------------------------------------------------------------------------
Vista Prime Money Market Fund                     x     x     x     x      x     x            x
--------------------------------------------------------------------------------------------------------
Vista California Immediate Tax Free Fund          x     x     x     x      x            x     x
--------------------------------------------------------------------------------------------------------
Vista New York Tax Free Income Fund               x     x     x     x      x            x     x
--------------------------------------------------------------------------------------------------------
Vista Tax Free Income Fund                        x     x     x     x      x            x     x
--------------------------------------------------------------------------------------------------------

--------------
(1) See subschart below for Proposals 5a-k.
(2) Class A shares only.

                         SUBCHART FOR PROPOSALS 5a-l

-----------------------------------------------------------------------------------------------------------------------
                 NAME OF FUND                     a     b     c     d     e     f     g     h     i     j     k     l
-----------------------------------------------------------------------------------------------------------------------
Vista Treasury Plus Money Market Fund             x     x     x     x     x     x     x     x     x     x     x
-----------------------------------------------------------------------------------------------------------------------
Vista Federal Money Market Fund                   x     x     x     x     x     x     x     x     x     x     x
-----------------------------------------------------------------------------------------------------------------------
Vista New York Tax Free Money Market Fund         x     x     x     x     x     x     x     x     x     x     x
-----------------------------------------------------------------------------------------------------------------------
Vista Tax Free Money Market Fund                  x     x     x     x     x     x     x     x     x     x     x
-----------------------------------------------------------------------------------------------------------------------
Vista California Tax Free Money Market Fund       x     x     x     x     x     x     x     x     x     x     x
-----------------------------------------------------------------------------------------------------------------------
Vista U.S. Government Money Market Fund           x     x     x     x     x     x     x     x     x     x     x
-----------------------------------------------------------------------------------------------------------------------
Vista Global Money Market Fund                    x     x     x     x     x     x     x     x     x     x     x
-----------------------------------------------------------------------------------------------------------------------
Vista Prime Money Market Fund                     x     x     x     x     x     x     x     x     x     x     x
-----------------------------------------------------------------------------------------------------------------------
Vista California Immediate Tax Free Fund          x     x     x     x     x     x     x     x     x     x           x
-----------------------------------------------------------------------------------------------------------------------
Vista New York Tax Free Income Fund               x     x     x     x     x     x     x     x     x     x     x
-----------------------------------------------------------------------------------------------------------------------
Vista Tax Free Income Fund                        x     x     x     x     x     x     x     x     x     x     x
-----------------------------------------------------------------------------------------------------------------------

Approval of each one of the Proposals other than the election of trustees (Proposal 2), the ratification of accountants (Proposal 3) and the approval of an amendment to the Declaration of Trust (Proposal 4) requires the vote of a "majority of the outstanding voting securities," within the meaning of the 1940 Act, of each Fund to which the proposal is applicable. The term "majority of the outstanding voting securities" is defined under the 1940 Act to mean: (a) 67% or more of the outstanding Shares present at the Meeting, if the holders of more than 50% of the outstanding Shares are present or represented by proxy, or (b) more than 50% of the outstanding Shares of the Fund, whichever is less. The election of each nominee for election as a trustee (Proposal 2) and the approval of an amendment to the Declaration of Trust (Proposal 4) requires the affirmative vote of a majority of all Shares of the Trust voted at the Meeting, and the ratification of accountants (Proposal 4) requires the vote of a majority of the Shares of each Fund present at the Meeting.



An election of Trustees under Proposal 2, an approval of accountants under Proposal 3 and the approval of an amendment to the Declaration of Trust (Proposal 4) would be effective immediately. If Proposal 1 is approved, it is anticipated that the Interim Advisory Agreement will become effective upon the occurrence of the Holding Company Merger (and remain effective after the Bank Merger). If Proposals 5, 6, and 7 are approved, it is anticipated that the changes effected thereby will become effective as soon as practicable after shareholder approval. If Proposal 8 is approved, it is anticipated that the new Advisory Agreement and the CAM, Inc. Agreement will become effective as soon as practicable after approval by shareholders (and remain effective after the Bank Merger). If Proposal 9 is approved, it is anticipated that the new Advisory Agreement will become effective as soon as practicable after approval by shareholders (and remain effective after the Bank Merger) and the Sub-Advisory Agreement will become effective upon the merger of certain series of The Hanover Funds, Inc. into the Funds (and remain effective after the Bank Merger).

                                  PROPOSAL 1
               APPROVAL OR DISAPPROVAL OF AN INTERIM INVESTMENT
                     ADVISORY AGREEMENT BETWEEN EACH FUND
                 AND THE CHASE MANHATTAN BANK, N.A. (AND THE
                          SUCCESSOR ENTITY THERETO)

INTRODUCTION

The Chase Manhattan Bank, N.A. currently serves as each Fund's investment adviser pursuant to a separate Investment Advisory Agreement (the "Current Advisory Agreement") for each Fund. The Chase Manhattan Bank, N.A. is a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company.

On August 27, 1995, The Chase Manhattan Corporation announced its entry into an Agreement and Plan of Merger (the "Merger Agreement") with Chemical Banking Corporation ("Chemical"), a bank holding company, pursuant to which The Chase Manhattan Corporation will merge with and into Chemical (the "Holding Company Merger"). Under the terms of the Merger Agreement, Chemical will be the surviving corporation in the Holding Company Merger and will continue its corporate existence under Delaware law under the name "The Chase Manhattan Corporation" ("New Chase"). The board of trustees and shareholders of each holding company have approved the Holding Company Merger, which will create the largest bank holding company in the United States based on assets. The consummation of the Holding Company Merger is subject to certain closing conditions. The Holding Company Merger is expected to be completed during the first quarter of 1996.

Subsequent to the Holding Company Merger, it is expected that the adviser to the Funds, The Chase Manhattan Bank, N.A., will be merged with and into Chemical Bank, a New York State chartered bank ("Chemical Bank") (the "Bank Merger" and together with the Holding Company Merger, the "Mergers"). The surviving bank will continue operations under the name The Chase Manhattan Bank (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as investment adviser to the Funds). The consummation of the Bank Merger is subject to certain closing conditions, including the receipt of certain regulatory approvals. The Bank Merger is expected to be completed on or about July 31, 1996.

Chemical is a publicly owned bank holding company incorporated under Delaware law and registered under the Federal Bank Holding Company Act of 1956, as amended. As of December 31, 1995, through its direct or indirect subsidiaries, Chemical managed more than $57 billion in assets, including approximately $6.9 billion in mutual fund assets in 11 mutual fund portfolios. Chemical Bank is a wholly-owned subsidiary of Chemical and is a New York State chartered bank.

As required by the 1940 Act, the Current Advisory Agreement provides for its automatic termination upon its "assignment" (as defined in the 1940 Act). Consummation of the Holding Company Merger may be deemed to result in an assignment of the Current Advisory Agreement and, consequently, to terminate the Current Advisory Agreement in accordance with its terms. Similarly, the consummation of the Bank Merger may also be deemed to result in an assignment and consequently terminate the then-existing investment advisory contract. In anticipation of the consummation of the Mergers and to provide continuity in investment advisory services, at a meeting held on December 14, 1995, the Trust's Board, including a majority of the Board members who are not "interested persons" (as defined in the 1940 Act) of the Investment Adviser, approved the Interim Advisory Agreement between the Trust, on behalf of each Fund, and the Adviser to take effect upon the consummation of the Holding Company Merger. The Board also directed that such agreement be submitted to shareholders for approval at this meeting. In addition, the Board of Trustees approved the continuation of such agreement after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the Interim Advisory Agreement is deemed to terminate as a result of the Bank Merger. Approval of Proposal 1 will also be deemed approval of such continuation of the Interim Advisory Agreement after the Bank Merger. EACH INTERIM ADVISORY AGREEMENT IS IDENTICAL TO THE CURRENT ADVISORY AGREEMENT, EXCEPT FOR ITS EFFECTIVE AND TERMINATION DATES. FOR EACH FUND, THE AGGREGATE CONTRACTUAL RATE CHARGEABLE FOR INVESTMENT ADVISORY SERVICES WILL REMAIN THE SAME.

In connection with each Fund's approval of the Interim Advisory Agreement, the Board considered that the terms of the Mergers do not require any change in the Adviser's investment management or operation of the Funds, or the shareholder services or other business activities of the Funds. Chemical and the Adviser have informed the Board of Trustees that the Mergers will not at this time result in any such change, although no assurance can be given that such a change will not occur. Each also has advised that, at present, neither plans nor proposes to make any material changes in the business, corporate structure or composition of senior management or personnel of the Adviser, or in the manner in which the Adviser renders investment advisory services to each. If, after the Mergers, changes in the Adviser are proposed that might materially affect its services to a Fund, the Board will consider the effect of those changes and take such action as it deems advisable under the circumstances.

The Adviser has informed the Trust that it proposes to comply with Section 15(f) of the 1940 Act. Section 15(f) provides a non- exclusive safe harbor for an investment adviser or any of its affiliated persons to receive any amount or benefit in connection with a change in control of the investment adviser as long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the Board members of the investment company must not be interested persons of such investment adviser. Second, an "unfair burden" must not be imposed on the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or, with certain exceptions, from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company. The Adviser, after due inquiry, is not aware of any express or implied term, condition, arrangement or understanding which would impose an "unfair burden" on the Trust as a result of the Mergers. New Chase, the Adviser and their affiliates have agreed to take no action that would have the effect of imposing an "unfair burden" on the Trust as a result of the Mergers. Chase, Chemical and/or one or more of their affiliates have undertaken to pay all costs relating to the Mergers, including the costs of the shareholders' meetings.

THE INVESTMENT ADVISER

The Advisory Agreements. The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, New York 10081, currently serves as investment adviser to the Funds pursuant to an investment advisory agreement between the Adviser and the Trust on behalf of each Fund (the "Current Advisory Agreement"). The Adviser will serve as investment adviser to the Funds after the Holding Company Merger under an investment advisory agreement with the Trust on behalf of each Fund (the "Interim Advisory Agreement") which is identical in all material respects to the Current Advisory Agreement except for its effective and termination dates. A copy of the form of the Interim Advisory Agreement is attached hereto as Appendix A and should be read in conjunction with the following.

The Chase Manhattan Bank, N.A. The Chase Manhattan Bank, N.A., a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, is a commercial bank offering a wide range of banking and investment services to customers throughout the United States and around the world. Its headquarters are at One Chase Manhattan Plaza, New York, New York 10081. As of December 31, 1995, Chase was one of the largest commercial banks in the United States, with assets of $100.2 billion. As of such date, The Chase Manhattan Corporation was one of the largest bank holding companies in the United States, having total assets of approximately $121.2 billion. As of September 30, 1995, The Chase Manhattan Corporation through various subsidiaries provided personal, corporate and institutional investment management services for more than $55 billion in assets, of which Chase provided investment management services to portfolios containing approximately $10.4 billion in assets. Included among Chase's accounts are commingled trust funds and a broad spectrum of individual trust and investment management portfolios. These accounts have varying investment objectives. Effective upon consummation of the Holding Company Merger, The Chase Manhattan Bank, N.A. will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, The Chase Manhattan Bank, a New York State chartered bank (the successor entity to The Chase Manhattan Bank, N.A.) will continue to be a wholly- owned subsidiary of New Chase.

The other mutual funds for which the Adviser also serves as investment adviser, their assets as of December 31, 1995, and their advisory fees are:

                                                  Total Assets
                                                 as of 12/31/95
Mutual Fund Group                       Fee      (In Millions)
---------------------------------------------------------------
Vista Short Term Bond Fund              0.25%      $ 36.493
Vista U.S. Government
  Income Fund                           0.30        114.170
Vista Bond Fund                         0.30         59.191
Vista Equity Income Fund                0.40%      $ 11.564
Vista Equity Fund                       0.40         49.847
Vista Balanced Fund                     0.50         41.393
IEEE Balanced Fund                      0.65         11.459
Vista Small Cap Equity Fund             0.65         80.898
Vista Southeast Asian Fund              1.00          4.724
Vista Japan Fund                        1.00          3.620
Vista European Fund                     1.00          4.518

                                                  Total Assets
                                                 as of 12/31/95
Portfolios                              Fee      (In Millions)
---------------------------------------------------------------
Vista International Equity
  Portfolio                             1.00%    $   33.361
Vista Capital Growth Portfolio          0.40        994.268
Vista Growth and Income Portfolio       0.40      1,842.903
Vista Global Fixed Income Portfolio     0.75          2.837

                                                  Total Assets
                                                 as of 12/31/95
Mutual Fund Variable Annuity Trust      Fee      (In Millions)
---------------------------------------------------------------
International Equity Porfolio           0.80%        $2.375
Capital Growth Portfolio                0.60          4.273
Growth and Income Portfolio             0.60          3.680
Asset Allocation Portfolio              0.55          2.566
U.S. Treasury Income Portfolio          0.50          2.320
Money Market Portfolio                  0.25          2.292

The Adviser is currently a wholly-owned subsidiary of The Chase Manhattan Corporation, a registered bank holding company, and is a commercial bank offering a wide range of banking and investment services to customers throughout the U.S. and around the world. Effective upon consummation of the Holding Company Merger, the Adviser will be a wholly-owned subsidiary of New Chase. Upon consummation of the Bank Merger, the Adviser will continue to be a wholly-owned subsidiary of New Chase.

The principal executive officers and Directors of the Adviser are as follows:

Thomas G. Labreque, Chairman of the Board, Chief Executive Officer and
Director.

Richard J. Boyle, Vice Chairman of the Board and Director.

Donald L. Boudreau, Vice Chairman of the Board and Director.

E. Michel Kruse, Vice Chairman of the Board and Director.

Susan V. Berresford, Director. Ms. Berresford is also an Executive Vice President of The Ford Foundation.

M. Anthony Burns, Director. Mr. Burns is also Chairman of the Board, President and Chief Executive Officer of Ryder System, Inc.

James L. Ferguson, Director. Mr. Ferguson is also a retired Chairman and Chief Executive Officer of General Foods Corporation.

H. Laurance Fuller, Director. Mr. Fuller is also Chairman and Chief Executive Officer of Amoco Corporation.

William H. Gray, III, Director. Mr. Gray is also President and Chief Executive Officer of the United Negro College Fund, Inc.

David T. Kearns, Director. Mr. Kearns is also a retired Chairman and Chief Executive Officer of The Xerox Corporation.

Delano E. Lewis, Director. Mr. Lewis is also the President and Chief Executive Officer of National Public Radio.

Paul W. MacAvoy, Director. Mr. MacAvoy is also the Williams Brothers Professor of Management Studies at the Yale School of Management.

John H. McArthur, Director. Mr. McArthur is also a Professor of the Harvard Graduate School of Business Administration.

David T. McLaughlin, Director. Mr. McLaughlin is also Chairman of the Board and Chief Executive Officer of The Aspen Institute.

Edmund T. Pratt, Jr., Director. Mr. Pratt is also Chairman Emeritus of Pfizer
Inc.

Henry B. Schacht, Director. Mr. Schacht is also a Member of the Board of Directors of Cummins Engine Company, Inc.

Donald H. Trautlein, Director. Mr. Trautlein is also a retired Chairman and Chief Executive Officer of Bethlehem Steel Corporation.

The business address of the above persons is One Chase Manhattan Plaza, New York, New York 10081.

CURRENT AND INTERIM ADVISORY
AGREEMENTS

The Current and Interim Advisory Agreements for each Fund are identical, except for their effective dates. The Current and Interim Advisory Agreements provide for the Adviser to render investment, supervisory and certain corporate administrative services subject to the control of the Board of Trustees. The Current and Interim Advisory Agreements state that the Adviser shall, at its expense, provide to the particular Fund all office space and facilities, equipment and clerical personnel necessary to carry out its duties under each Advisory Agreement.

Under each of the Current and Interim Advisory Agreements, the Adviser pays all compensation of those officers and employees of the Trust and of those Trustees who are affiliated with the Adviser. Each Fund bears the cost of the preparation and setting in type of its prospectuses and reports to shareholders and the costs of printing and distributing those copies of such prospectuses and reports as are sent to shareholders. Under the Current and Interim Advisory Agreements all other expenses of the Fund not expressly assumed by the Adviser are paid by the Fund. Each Advisory Agreement lists examples of such expenses; the major categories of such expenses relate to interest, taxes, legal and audit expenses, custodian and transfer agent or shareholder servicing agency expenses, stock issuance and redemption costs, certain printing costs, registration costs of the Trust and its shares under federal and state securities laws, and non-recurring expenses, including litigation.

For the services it provides under the terms of each Current and Interim Advisory Agreement, each Fund pays the Adviser a monthly fee equal to a specified percentage per annum of its average daily net assets computed at the close of each business day. See "Fees and Fee Waivers" below which sets forth the applicable percentage for each Fund. The Adviser may voluntarily agree to waive a portion of the fees payable to it.

The Current Advisory Agreements are currently in effect until April 15, 1996 with respect to Vista Treasury Plus Money Market Fund and Vista Federal Money Market Fund and August 23, 1996 with respect to all other Funds; the Current Advisory Agreements continue from year to year thereafter, provided that the Agreement is specifically approved in a manner consistent with the 1940 Act. However, the Current Advisory Agreements may be deemed to terminate upon consummation of the Holding Company Merger. The 1940 Act requires approval at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement cast in person at a meeting called for the purpose of voting on approval, or by the vote of the holders of a "majority" of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Interim Agreement will terminate on May 30, 1996 with respect to each Fund unless the applicable Fund's shareholders approve the Interim Agreement prior to such scheduled termination date (see "Additional Information").

The Trust, on behalf of each Fund, may terminate each of the Current and Interim Advisory Agreements without penalty on not more than 60 days' nor less than 30 days' written notice when authorized by either a vote of the shareholders of the Fund or by a vote of a majority of the Trust's Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of any party to the Agreement. The Adviser may terminate each of the Current and Interim Advisory Agreements on not more than 60 days' nor less than 30 days' written notice. Both Advisory Agreements will automatically terminate in the event of their assignment (as defined in the 1940 Act).

In addition, each of the Current and Interim Advisory Agreements provides that, in the event the operating expenses of the Fund, including all investment advisory and administration fees, but excluding brokerage commissions and fees, distribution fees, taxes, interest and extraordinary expenses such as litigation expenses, for any fiscal year exceed the most restrictive expense limitation applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the shares of the Fund are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its advisory fee described above to the extent of its share of such excess expenses. The amount of any such reduction to be borne by the Adviser will be deducted from the monthly fee otherwise payable to the Adviser during such fiscal year; and if such amounts should exceed the monthly fee, the Adviser will pay to the Fund its share of such excess expenses no later than the last day of the first month of the next succeeding fiscal year.

Certain Relationships and Activities. The Adviser and its affiliates may have deposit, loan and other commercial banking relationships with the issuers of securities purchased on behalf of any of the Funds, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The Adviser and its affiliates deal, trade and invest for their own accounts in U.S. Government obligations and municipal obligations and are among the leading dealers of various types of U.S. Government obligations and municipal obligations. The Adviser and its affiliates may sell U.S. Government obligations and municipal obligations to and purchase them from other investment companies distributed by Vista Broker Dealer Services. The Adviser will not invest any Fund assets in any U.S. Government obligations or municipal obligations purchased from itself or any affiliate, although under certain circumstances such securities may be purchased from other members of an underwriting syndicate in which the Adviser or an affiliate is a non-principal member. This restriction may limit the amount or type of U.S. Government obligations or municipal obligations available to be purchased on behalf of the Funds. The Adviser has informed the Fund that in making its investment decisions it does not obtain or use material inside information in the possession of any other division or department of the Adviser or in the possession of any affiliate of the Adviser.

Both the Current and Interim Advisory Agreements provide that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations thereunder, the Adviser shall not be liable for any act or omission in the course of or in connection with the rendering of its services thereunder.

BOARD CONSIDERATION

In considering whether to approve the Interim Advisory Agreement and to submit it to the shareholders for their approval, the Board of Trustees considered the following factors: (1) the representation that there would be no diminution in the scope and quality of advisory and other services provided by the Adviser under the Interim Advisory Agreement, and (2) the identical nature of the terms and conditions, including compensation payable, contained in the Interim Advisory Agreement as compared to the Current Advisory Agreement. Additionally, the Board considered the benefits that would be obtained by each Fund in maintaining continuity in the advisory services provided to it, and determined that continuity was advantageous to the Fund as it would serve to minimize uncertainty and confusion, provide for the continued utilization of the demonstrated skills and capability of the staff of the Adviser and its familiarity with the operations of the Trust, and avoid the possibility of disruptive effects on the Trust that might otherwise result from a change in the management and operations of the Trust.

ADDITIONAL INFORMATION

Chase also serves as each Fund's administrator pursuant to a separate Administration Agreement. Under the Administration Agreement, Chase generally assists in all aspects of the Fund's operations, other than providing investment advice, subject to the overall authority of the Board of Trustees in accordance with applicable state law. Under the terms of the relevant Administration Agreement, Chase receives a monthly fee at the annual rate of 0.10% of the value of each Fund's average daily net assets. For each Fund, the administration fee payable, the amount by which such fee was reduced pursuant to a waiver by Chase, and the net administration fees paid by the Fund under the Administration Agreement for the indicated period are set forth below under "Fees and Fee Waivers."

The Funds have engaged Vista Broker-Dealer Services, Inc. (the "Sub-Administrator"), a wholly-owned subsidiary of BISYS Fund Services, Inc., located at 125 West 55th Street, New York, New York 10019, to assist in providing certain administrative services for each Fund pursuant to a Sub-Administration Agreement between the Trust, on behalf of each Fund, and the Sub- Administrator. The Sub-Administrator receives an annual fee, payable monthly, of 0.05% of the average daily net assets of each Fund.

On November 6, 1995, the Trust, other investment companies advised by Chase, and Chase filed an application (the "Application") with the Securities and Exchange Commission (the "Commission") requesting an order of the Commission permitting implementation, without prior shareholder approval, of the Interim Advisory Agreements during the interim period commencing on the date of the closing of the Holding Company Merger and ending at the earlier of such time as sufficient votes are cast by the applicable Fund's shareholders to approve the relevant Interim Agreement or May 30, 1996 (the "Interim Period").

As a condition to the requested exemptive relief, the Trust has undertaken in the Application that the advisory compensation payable by any Fund during the Interim Period will be maintained in an interest-bearing escrow account and, with respect to each Fund, amounts in the account will be paid to Chase only upon approval by the shareholders of the Fund of the Interim Advisory Agreement and the compensation payable thereunder. In addition, the Application contains representations that Chase (and its successor, if applicable), will take all appropriate steps to ensure that the scope and quality of its advisory and other services provided to the Funds during the Interim Period will be at least equivalent to the scope and quality of the services previously provided; and that, in the event of any material change in the personnel providing services pursuant to the Interim Advisory Agreements during the Interim Period, the Board of Trustees will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality.

The Trust's Board of Trustees concluded that payment of the investment advisory fee under the Interim Advisory Agreement, during the Interim Period would be appropriate and fair considering that (1) the fee would be paid at the same rate as was previously in effect under the Current Advisory Agreement and services would be provided in the same manner, (2) because of the relatively short time frame necessary to complete the Holding Company Merger, there was a possibility that some or all of the Funds would not obtain the requisite number of votes to approve the Interim Advisory Agreement prior to the Holding Company Merger, and (3) the non-payment of advisory fees during the Interim Period would be an unduly harsh result in view of the services provided to each Fund under the Interim Advisory Agreements.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of its Interim Advisory Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy (a "Majority Vote"). If the shareholders of a Fund do not approve the Interim Advisory Agreement, the consummation of the Holding Company Merger will not be affected, the Current Advisory Agreement for that Fund will have terminated or will terminate upon the consummation of the Holding Company Merger and the Interim Advisory Agreement for that Fund will terminate on May 30, 1996. In that event, if the shareholders shall not have approved new advisory arrangements in accordance with Proposals 8 and 9, the Board will take such further action as it may deem to be in the best interests of the Fund's shareholders.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
               SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                                  ROPOSAL 2
                             ELECTION OF TRUSTEES

It is proposed that shareholders of the Funds consider the election of the individuals listed below (the "Nominees") to the Board of Trustees of the Trust, which is currently organized as a Massachusetts business trust. Biographical information about the Nominees and other relevant information is set forth below. Each Nominee has consented to being named in this Proxy Statement and has agreed to serve as a Trustee if elected.

In connection with the Mergers, it has been proposed, subject to shareholder approval, that the series funds of The Hanover Funds, Inc., an open-end management investment company affiliated with Chemical Bank (the "Hanover Funds"), be merged into certain series of the Trust. In an effort to provide continuity of operations and management, certain Directors of The Hanover Funds, Inc. and The Hanover Investment Funds, Inc. have been nominated to serve as Trustees of the Trust. Therefore, the Nominees consist of all current Trustees of the Trust and three other individuals who are presently Directors of The Hanover Funds, Inc.

The persons named in the accompanying form of proxy intend to vote each such proxy "FOR" the election of the Nominees, unless shareholders specifically indicate on their proxies the desire to withhold authority to vote for elections to office. It is not contemplated that any Nominee will be unable to serve as a Board member for any reason, but if that should occur prior to the Meeting, the proxy holders reserve the right to substitute another person or persons of their choice as nominee or nominees.

The following are the Nominees:

                                                                                                             Years First
                                     Principal Occupations                                                      Became
Nominee                        Age   for the Last Five Years                                                  a Trustee
-------                        ---   -----------------------                                                 -----------
Fergus Reid, III               63    Chairman and Chief Executive Officer, Lumelite Corporation, since             1984
971 West Road                        September 1985; Trustee, Morgan Stanley Funds; from January 1985
New Canaan, CT 06840                 through September 1985, Director of Corporate Finance, Noyes
                                     Partners (investment advisory firm); from 1982 through 1984,
                                     Managing Director, Bernhard Associates (venture capital firm).

Richard E. Ten Haken           61    Former District Superintendent of Schools, Monroe No. 2 and                   1984
4 Barnfield Road                     Orleans Counties, New York; Chairman of the Finance and the Audit
Pittsford, NY 14534                  and Accounting Committees, Member of the Executive Committee;
                                     Chairman of the Board and President, New York State Teachers'
                                     Retirement System.

William J. Armstrong           54    Vice President and Treasurer, Ingersoll-Rand Company.                         1987
49 Aspen Way
Upper Saddle River, NJ
07458

John R.H. Blum                 66    Attorney in private practice; formerly partner in the law firm of             1984
322 Main Street                      Richards, O'Neil & Allegaert; Commissioner of Agriculture-State of
Lakeville, CT 06039                  Connecticut, 1992-1995.

*Joseph J. Harkins             64    Retired; formerly Commercial Sector Executive and Executive Vice              1990
257 Plantation Circle South          President of The Chase Manhattan Bank, N.A. from 1985 through
Ponte Vedra Beach, FL 32082          1989. He had been employed by Chase in numerous capacities and offices since 1954. Director of Blessings Corporation, Jefferson
                                     Insurance Company of New York, Monticello Insurance Company and
                                     Nationar.

*H. Richard Vartabedian        60    Consultant, Republic Bank of New York; formerly, Senior Investment            1992
P.O. Box 296                         Officer, Division Executive of the Investment Management Division
Beach Road, Hendrick's Head          of The Chase Manhattan Bank, N.A., 1980 through 1991.
Southport, ME 04576

Stuart W. Cragin, Jr.          63    Retired; formerly President, Fairfield Testing Laboratory, Inc. He            1992
108 Valley Road                      has previously served in a variety of marketing, manufacturing and
Cos Cob, CT 06807                    general management positions with Union Camp Corp., Trinity Paper
                                     & Plastics Corp., and Conover Industries.

Irving L. Thode                64    Retired; Vice President of Quotron Systems. He has previously                 1992
80 Perkins Road                      served in a number of executive positions with Control Data Corp.,
Greenwich, CT 06830                  including President of its Latin American Operations, and General
                                     Manager of its Data Services business.

*W. Perry Neff                 68    Independent Financial Consultant; Director of North America Life          Proposed
RR 1 Box 102A                        Assurance Co., Petroleum & Resources Corp. and The Adams Express
Weston, VT 05181                     Co.; Director and Chairman of The Hanover Funds, Inc.; Director,
                                     Chairman and President of The Hanover Investment Funds, Inc.


                                       8

                                                                                                             Years First
                                     Principal Occupations                                                      Became
Nominee                        Age   for the Last Five Years                                                  a Trustee
-------                        ---   -----------------------                                                 -----------
Roland R. Eppley, Jr.          63    Retired: formerly President and Chief Executive Officer, Eastern          Proposed
105 Coventry Place                   States Bankcard Association Inc, (1971-1988); Director, Janel
Palm Beach Gardens,                  Hydraulics, Inc. and The Hanover Funds, Inc.
FL 33418

W.D. MacCallan                 68    Director of The Adams Express Co., Petroleum & Resources Corp.,           Proposed
624 East 45th Street                 The Hanover Funds, Inc. and The Hanover Investment Funds, Inc.;
Savannah, GA 31405                   formerly Chairman of the Board and Chief Executive Officer of The
                                     Adams Express Co. and Petroleum & Resources Corp.

--------------
* Interested Trustee as defined under the 1940 Act. It is anticipated that as of the date of the Holding Company Merger, Mr. Harkins will no longer be considered an Interested Trustee.



The Board of Trustees met seven times during the twelve months ended December 31, 1995, and each of the Trustees attended at least 75% of the meetings.

The Board of Trustees of the Trust presently has an Audit Committee. The members of the Audit Committee are Messrs. Ten Haken (Chairman), Blum, Cragin, Thode, Armstrong, Harkins,* Reid, and Vartabedian.* The function of the Audit Committee is to recommend independent auditors and monitor accounting and financial matters. The Audit Committee met two times during the fiscal year ended August 31, 1995.

* Interested Trustees, see above.

Remuneration of Trustees and Certain
Executive Officers:

Each Trustee is reimbursed for expenses incurred in attend- ing each meeting of the Board of Trustees or any committee thereof. Each Trustee who is not an affiliate of the Adviser is compensated for his or her services according to a fee schedule which recognizes the fact that each Trustee also serves as a Trustee of other investment companies advised by the Adviser. Each Trustee receives a fee, allocated among all investment companies for which the Trustee serves, which consists of an annual retainer component and a meeting fee component. Effective August 21, 1995, each Trustee of the Vista Funds receives a quarterly retainer of $12,000 and an additional per meeting fee of $1,500. Prior to August 21, 1995, the quarterly retainer was $9,000 and the per-meeting fee was $1,000. The Chairman of the Trustees and the Chairman of the Investment Committee each receive a 50% increment over regular Trustee total compensation for serving in such capacities for all the investment companies advised by the Adviser.

Set forth below is information regarding compensation paid or accrued during the fiscal year ended August 31, 1995 for each Trustee of the Trust:



                                     U.S.                                           New York    California
                                 Government      Global      Tax Fee      Prime     Tax Free     Tax Free
                                    Money        Money        Money       Money       Money       Money
                                    Market       Market      Market      Market      Market       Market
                                     Fund         Fund        Fund        Fund        Fund         Fund
----------------------------------------------------------------------------------------------------------
Fergus Reid, III, Trustee        $12,789.94   $10,079.61   $4,097.69   $2,974.65   $3,453.60     $531.54
Richard E. Ten Haken, Trustee      8,526.62     6,713.78    2,731.79    1,983.08    2,362.41      354.38
William J. Armstrong, Trustee      8,526.62     6,713.78    2,731.79    1,983.08    2,362.41      354.38
John R.H. Blum, Trustee            8,306.57     6,575.89    2,687.12    1,948.80    2,303.73      347.07
Joseph J. Harkins, Trustee         8,526.62     6,713.18    2,731.79    1,983.08    2,362.41      354.38
H. Richard Vartabedian, Trustee    8,526.62     6,713.78    2,731.79    1,983.08    2,362.41      354.38
Stuart W. Cragin, Jr., Trustee     8,536.29     6,521.36    2,655.31    1,942.65    2,302.01      344.80
Irving L. Thode, Trustee           8,536.29     6,521.36    2,655.31    1,942.65    2,302.01      344.80

                                    Federal       Treasury      New York       Tax
                                     Money          Plus        Tax Free      Free       California
                                    Market         Money         Income      Income     Intermediate
                                     Fund       Market Fund       Fund        Fund     Tax Free Fund
-----------------------------------------------------------------------------------------------------
Fergus Reid, III, Trustee          $3,377.47      $489.54       $1,052.32   $971.82       $314.23
Richard E. Ten Haken, Trustee       2,251.63       326.37          701.55    647.85        209.49
William J. Armstrong, Trustee       2,251.63       326.37          701.55    647.85        209.49
John R.H. Blum, Trustee             2,187.37       323.30          685.48    633.77        204.80
Joseph J. Harkins, Trustee          2,251.63       326.37          701.55    647.85        209.49
H. Richard Vartabedian, Trustee     2,251.63       326.37          701.55    647.85        209.49
Stuart W. Cragin, Jr., Trustee      2,243.38       323.47          683.69    629.99        209.49
Irving L. Thode, Trustee            2,243.38       323.47          683.69    629.99        209.49

                                   Pension or              Total
                                   Retirement          Compensation
                                Benefits Accrued           from
                                as Fund Expenses      "Fund Complex"(1)
-----------------------------------------------------------------------
Fergus Reid, III, Trustee               0              $78,456.65
Richard E. Ten Haken, Trustee           0               52,304.39
William J. Armstrong, Trustee           0               52,304.39
John R.H. Blum, Trustee                 0               51,304.37
Joseph J. Harkins, Trustee              0               52,304.39
H. Richard Vartabedian, Trustee         0               74,804.44
Stuart W. Cragin, Jr., Trustee          0               52,304.39
Irving L. Thode, Trustee                0               52,304.39

---------------
(1) Data reflects total compensation earned during the period January 1, 1995 to December 31, 1995 for service as a Trustee to all thirty-two Funds advised by the Adviser.


Vista Funds Retirement Plan for Eligible Trustees

Effective August 21, 1995, the Trustees also instituted a Retirement Plan for Eligible Trustees (the "Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or Distributor or any of their affiliates) may be entitled to certain benefits upon retirement from the Board of Trustees. Pursuant to the Plan, the normal retirement date is the date on which the eligible Trustee has attained age 65 and has completed at least five years of continuous service with one or more of the investment companies advised by the Adviser (collectively, the "Covered Funds"). Each Eligible Trustee is entitled to receive from the Covered Funds an annual benefit commencing on the first day of the calendar quarter coincident with or following his date of retirement equal to 10% of the highest annual compensation received from the Covered Funds multiplied by the number of such Trustee's years of service (not in excess of 10 years) completed with respect to any of the Covered Funds. Such benefit is payable to each eligible Trustee in monthly installments for the life of the Trustee.

Set forth in the table below are the estimated annual benefits payable to an eligible Trustee upon retirement assuming various compensation and years of service classifications. As of December 31, 1995, the estimated credited years of service for Messrs. Reid, Ten Haken, Armstrong, Blum, Harkins, Vartabedian, Cragin, and Thode are 11, 11, 8, 11, 3, 3 and 3 respectively.

                  Highest Annual Compensation
                    Paid by All Vista Funds
Years of    $40,000   $45,000   $50,000    $55,000
Service    Estimated Annual Benefit Upon Retirement
---------------------------------------------------
    10      $40,000   $45,000   $50,000    $55,000
     9       36,000    40,500    45,000     49,500
     8       32,000    36,000    40,000     44,000
     7       28,000    31,500    35,000     38,500
     6       24,000    27,000    30,000     33,000
     5       20,000    22,500    25,000     27,500

Effective August 21, 1995, the Trustees instituted a Deferred Compensation Plan for Eligible Trustees (the "Deferred Compensation Plan") pursuant to which each Trustee (who is not an employee of any of the Funds, the Adviser, Administrator or Distributor or any of their affiliates) may enter into agreements with the Funds whereby payment of the Trustees' fees are deferred until the payment date elected by the Trustee (or the Trustee's termination of service). The deferred amounts are deemed invested in shares of a Fund on whose Board the Trustee sits subject to the Trustee's election. The deferred amounts are paid out in a lump sum or over a period of several years as elected by the Trustee at the time of deferral. If a deferring Trustee dies prior to the distribution of amounts held in the deferral account, the balance of the deferral account will be distributed to the Trustee's designated beneficiary in a single lump sum payment as soon as practicable after such deferring Trustee's death. The following Eligible Trustees have executed a deferred compensation agreement for the 1996 calendar year:
Messrs. Ten Haken, Thode and Vartabedian.

Principal Executive Officers:

The principal executive officers of the Trust are as follows:

H. Richard Vartabedian-President and Trustee.

Martin R. Dean-Treasurer and Assistant Secretary; Vice President, BISYS Funds Group, Inc.

Ann Bergin-Secretary and Assistant Treasurer; Vice President, BISYS Funds Group, Inc.; Secretary, Vista Broker-Dealer Services, Inc.

Ownership of Shares of the Funds. The Trustees and officers as a group directly or beneficially own less than 1% of each Fund.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

The election of each of the Nominees listed above requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting by all shareholders of the Trust.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
               SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                                  PROPOSAL 3
                     RATIFICATION OF PRICE WATERHOUSE LLP
                      AS INDEPENDENT PUBLIC ACCOUNTANTS

The Board, including a majority of the trustees who are not interested persons of the Trust, is recommending Price Waterhouse LLP to serve as independent public accountants of each Fund for each Fund's 1996 fiscal year, subject to the right of the Fund to terminate such employment immediately without penalty by vote of a majority of the outstanding voting securities of the Fund at any meeting called for such purpose. The Board's selection is hereby submitted to the shareholders for ratification.

Price Waterhouse LLP served as the independent auditors for each of the Funds during its most recent fiscal period ended August 31, 1995. Services performed by Price Waterhouse LLP during such time have included the audit of the financial statements of the Trust and services related to filings of the Trust with the Commission. Price Waterhouse LLP has informed each Fund that neither Price Waterhouse LLP nor any of its partners has any direct or material indirect financial interest in the Trust. Representatives of Price Waterhouse LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available should any matter arise requiring their participation.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

The ratification of the selection of Price Waterhouse LLP as the independent public accountants of a Fund requires the affirmative vote of a majority of the votes entitled to be cast at the Meeting by the shareholders of the relevant Fund.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL

                                  PROPOSAL 4
                         APPROVAL OR DISAPPROVAL OF A
                   MODIFICATION TO THE DECLARATION OF TRUST

Introduction

The Trust is organized as a Massachusetts business trust under the laws of the Commonwealth of Massachusetts. Management has proposed, and the Board of Trustees has approved, a modification to the Declaration of Trust which would allow the Trustees to amend the Declaration of Trust with respect to any item provided that such amendment, alteration, modification or repeal does not adversely affect the economic value or legal rights of a shareholder upon majority vote of the Board of Trustees. This would enable the Trustees to amend and modify the Declaration of Trust when necessary to react to changes in Massachusetts and other regulatory laws and to provide maximum flexibility to the Trust and, therefore, the Funds and their shareholders.

Section 9.3.(a) of the Trust's Declaration of Trust currently provides "This Declaration may be amended by Majority Shareholder Vote of the Shareholders of the Trust or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of the Trust. The Trustees may also amend this Declaration without the vote or consent of Shareholders to designate series in accordance with Section 6.9 hereof (or to modify any provision of this Declaration to the extent deemed necessary or appropriate by the Trustees to reflect such designation), to change the name of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they may deem it necessary or advisable to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so."

If this Proposal is approved, Section 9.3.(a) will be revised to read as follows (revised text in brackets): "This Declaration may be amended by Majority Shareholder Vote of the Shareholders of the Trust or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of the Trust. The Trustees may also amend this Declaration without the vote or consent of Shareholders to designate series in accordance with
Section 6.9 hereof (or to modify any provision of this Declaration to the extent deemed necessary or appropriate by the Trustees to reflect such designation), to change the name of the Trust, [to amend, alter, modify or repeal any provision of this Declaration with respect to any item provided that such amendment, alteration, modification or repeal does not adversely affect the economic value or legal rights of a Shareholder] or if they may deem it necessary or advisable to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so."

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATIONS

The approval of the proposed modification to the Declaration of Trust requires the affirmative vote of a majority of the shareholders of the Trust.

                 THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS
             THAT SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.

                                PROPOSALS 5a-l
                APPROVAL OR DISAPPROVAL OF CERTAIN CHANGES TO
                   THE FUNDAMENTAL INVESTMENT RESTRICTIONS
                                 OF THE FUNDS

Introduction to Proposals 5a-l

Proposals 5a-l concern proposed changes to the current fundamental investment restrictions ("Restrictions") of the Funds. Each of these proposals relate to Restrictions of a Fund which are presently classified as "fundamental," which means that they can only be changed by a vote of the majority of the relevant Fund's shareholders.

The Adviser recommended to the Trustees that it be authorized to analyze each Fund's current Restrictions and, where practical and appropriate for each Fund's investment objective, recommend to the Trustees whether, subject to shareholder approval, certain changes should be adopted. Based on the Adviser's review and recommendations, the Trustees believe that certain changes should be implemented for each Fund. These changes fall within the following categories:

Modification. The proposal involves a modification of certain Restrictions for reasons outlined below.

Elimination. The proposal involves an elimination of certain Restrictions, for reasons outlined below.

Reclassification. The proposal involves a reclassification of certain Restrictions as nonfundamental restrictions, which could thereafter be changed with the approval of the Trust's Board of Trustees, without a shareholder vote.

Based on the recommendations of the Adviser, the Trustees have approved the proposed changes and believe that they are in the best interests of the Funds and their shareholders for the following reasons:

Standardization. Some of the Funds' Restrictions differ in form and substance from similar restrictions of similar mutual funds currently advised by the Adviser. Increased standardized restrictions among all Chase mutual funds will help promote operational efficiencies and facilitate the monitoring of portfolio compliance. In all cases, the adoption of the new or revised restriction is not expected to have any impact on the investment techniques employed by a Fund at this time.

Modernization. The Adviser has managed other funds with similar investment objectives since 1987. The Funds' investment restrictions were derived from these other Funds' investment restrictions as a matter of administrative convenience. Therefore, the Funds' Restrictions are derived from restrictions which have been in effect, without changes, for nine years. In connection with the Mergers, the Adviser has recommended to all advised funds (including the Funds) that their investment restrictions be evaluated and amended as necessary. The Trustees, acting on the Adviser's recommendation, recommend that each Fund should modernize its Restrictions, where appropriate, to conform to current regulation and authorize the use of currently available financial instruments and investment techniques.

Clarification. Some of the Funds' Restrictions contain ambiguities that, if interpreted in a narrow way, might prevent the Fund from following the original intent of the Restriction. Accordingly, the Trustees, acting on Chase's recommendation, recommend that the Fund change the Restriction, where appropriate, to eliminate any ambiguities. Some of these proposals include the proposed division of a Restriction which currently covers multiple topics into two or more distinct restrictions.

Flexibility. Several of the Funds' Restrictions are proposed to be changed so as to allow the Funds to respond to recent and future regulatory developments and changes in the financial markets. In addition, restrictions prohibiting certain transactions have been or may be changed or eliminated by a federal or state securities regulator. In order to take advantage of such changes, the Funds would need shareholder approval, which is time consuming and costly to the Fund and its shareholders. Chase believes that in most cases, the proposed changes are not expected to have any immediate effect on the Funds' investment strategy, since the Funds may not have a current intention of changing their investment strategy. However, in order to give the Funds more flexibility in responding to regulatory and market developments, the Trustees, acting on the Adviser's recommendations, recommend changing, reclassifying or eliminating some of the Restrictions described below so that they can be changed by the Trustees without a shareholder vote. In the future, when changes to nonfundamental restrictions of a Fund are adopted, the Fund's statement of additional information will be amended to reflect the changes and shareholders will be notified thereof.

The proposals regarding the Restrictions are presented in the Proposals 5a-l, below, categorized by topic (e.g., borrowing, concentration, etc.). In each case, the current Restriction is set forth in the left hand column under "Current" and, for the Fund(s) to which the current Restriction applies, it is proposed that the Restriction be restated, eliminated, reclassified, or otherwise changed as indicated in the right hand column under "Proposed". In each case, the reason for, and an explanation of, the proposed change, is set forth below the comparison.

Introduction to Proposals 5a-k:
Proposals 5a-k each apply to each of the Funds:

                                 PROPOSAL 5a
                     AMENDMENT TO EACH FUND'S FUNDAMENTAL
                 INVESTMENT RESTRICTION CONCERNING BORROWING


Current:
No Fund may borrow money or pledge, mortgage or hypothecate its assets, except that, as a temporary measure for extraordinary or emergency purposes, or by engaging in reverse repurchase transactions, it may borrow in an amount not to exceed 10% of the current value of its net assets, including the amount borrowed, and may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings (it is intended that, aside from reverse repurchase transactions, money would be borrowed by a Fund only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities), provided that collateral arrangements with respect to a Fund's permissible futures and options transactions, including initial and variation margin, are not considered to be a pledge of assets for purposes of this restriction; the Fund will not purchase investment securities if its outstanding borrowing, including repurchase agreements, exceeds 5% of the value of the Fund's total assets.

This fundamental restriction is substantially identical for each Fund, except that Vista New York Tax-Free Money Market Fund, Vista U.S. Government Money Market Fund, Vista California Intermediate Tax Free Fund, Vista New York Tax Free Income Fund and Vista Tax Free Income Fund may each borrow an amount not to exceed 1/3 of their respective net assets as a temporary measure for extraordinary or emergency purposes.

Proposed:
Fundamental Restriction
No Fund may borrow money, except that each Fund may borrow money for temporary or emergency purposes, or by engaging in reverse repurchase transactions, in an amount not exceeding 33-1/3% of the value of its total assets at the time when the loan is made and may pledge, mortgage or hypothecate no more than 1/3 of its net assets to secure such borrowings. Any borrowings representing more than 5% of a Fund's total assets must be repaid before the Fund may make additional investments.

Explanation of the proposed change: The proposed amendment clarifies and modernizes the restriction on borrowing. The proposed restriction will treat borrowings for temporary or emergency purposes separately from other borrowings. Borrowing may be necessary to address excessive or unanticipated liquidations of Fund shares that exceed available cash. The proposed amendment also would allow each Fund to enter into reverse repurchase agreements, subject to a limitation of 33-1/3% of a Fund's assets.

Reverse repurchase agreements involve the sale of securities by a Fund with an agreement that the Fund will repurchase such securities at an agreed upon price and date. A Fund may employ reverse repurchase agreements when necessary to meet unanticipated net redemptions so as to avoid liquidating portfolio investments during unfavorable market conditions. At the time it enters into a reverse repurchase agreement, a Fund will place in a segregated custodial account high-quality liquid debt securities having a dollar value equal to the repurchase price.


                                 PROPOSAL 5b
    AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION CONCERNING
               INVESTMENT FOR THE PURPOSE OF EXERCISING CONTROL


Current:
Vista New York Tax Free Money Market Fund, Vista Tax Free Money Market Fund, Vista California Tax Free Money Market Fund, Vista U.S. Government Money Market Fund, Vista California Intermediate Tax Free Fund, Vista Tax Free Income Fund and Vista New York Tax Free Income Fund may not purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of the voting securities of such issuer to be held by a Fund.

Vista Treasury Plus Money Market Fund, Vista Federal Money Market Fund, Vista Global Money Market Fund and Vista Prime Money Market Fund may not purchase any voting securities.

Proposed:
Nonfundamental Restriction
No Fund may, with respect to 75% (50% with respect to Vista New York Tax Free Money Market Fund, Vista Tax Free Money Market and Vista California Tax Free Money Market Fund) of its assets, hold more than 10% of the outstanding voting securities of an issuer.

To the extent the shareholders of the Vista California Intermediate Tax Free Fund approve Proposal 5l, such Fund will also be limited with respect to 50% of its assets.

Explanation of the proposed change: The proposed amendment would clarify, for all Funds, that the restriction involving a 10% limitation on investments in an issuer is a limitation based upon the outstanding voting securities of the issuer as provided for in Sub-chapter M of the Internal Revenue Code and would not be applicable outside the diversification requirements which are applicable only to 75% (50% with respect to the Vista New York Tax Free Money Market Fund, Vista Tax Free Money Market Fund and Vista California Tax Free Money Market Fund) of a Fund's assets. Although the restrictions as restated would allow the non-diversified Funds to hold a larger portion of each Fund's assets in the outstanding voting securities of one issuer, there is no current intention for any of the Funds to do so. The diversified Funds would still be required to meet the additional diversification requirements of the 1940 Act. In addition, the reclassification as nonfundamental and restatement of the restriction would clarify and help standardize the restriction.


                                 PROPOSAL 5c
               AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
                  RESTRICTION CONCERNING THE MAKING OF LOANS


Current:
The Funds are not permitted to make loans to other persons, except except (i) with respect to each of the Funds, except for Vista New York Tax Free Money Market Fund and Vista Tax Free Money Market Fund, through the lending of their portfolio securities and provided that any such loans not exceed 30% (except for Vista U.S. Government Money Market Fund which may not exceed 20%) of a Fund's total assets (taken at market value), (ii) through the use of repurchase agreements or the purchase of short-term obligations and provided that not more than 10% of a Fund's total assets will be invested in repurchase agreements maturing in more than seven days, or (iii) by purchasing, subject to the limitation on illiquid and restricted securities above, a portion of an issue of debt securities of types commonly distributed privately to financial institutions, for which purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan.

Proposed:
Fundamental Restriction
No Fund may make loans, except that each Fund may: (i) purchase and hold debt instruments (including without limitation, bonds, notes, debentures or other obligations and certificates of deposit, bankers' acceptances and fixed time deposits) in accordance with its investment objectives and policies; (ii) enter into repurchase agreements with respect to portfolio securities; and
(iii) lend portfolio securities with a value not in excess of one-third of the value of its total assets.

Explanation of the proposed change: The proposed amendment is intended to clarify the basic limitation on securities lending, and would also exclude those transactions that current regulatory interpretations and policies allow. The investment adviser will not make loans of a Fund's portfolio securities (or enter into repurchase agreements) unless it receives collateral that is at least 102% of the value of the loan, including accrued interest. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities, and the Fund may invest the cash collateral and earn additional income, or it may receive an agreed-upon amount of interest income from the borrower who had delivered equivalent collateral or a letter of credit. As with other extentions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of any loaned securities fail financially.

                                 PROPOSAL 5d
      RECLASSIFICATION OF EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION
                 CONCERNING PURCHASES OF SECURITIES ON MARGIN

Current:
No Fund may purchase any security or evidence of interest therein on margin, except that such short-term credit may be obtained as may be necessary for the clearance of purchases and sales of securities and except that, with respect to the Fund's permissible options and futures transactions, deposits of initial and variation margin may be made in connection with the purchase, ownership, holding or sale of futures or options positions.

Proposed:
Nonfundamental Restriction
No Fund may make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short- term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment program of a Fund.

Explanation of the proposed change: The proposed change modernizes and clarifies the circumstances under which a Fund may make margin purchases and short sales. The reclassification as nonfundamental could enable the Funds to respond more quickly to changes in financial markets.

In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box", an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. Certain state regulations currently prohibit mutual funds from entering into any short sales, other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental restriction in the future, without a vote of shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors. Although elimination of the Funds' fundamental restriction on short selling will not affect the Funds' investment techniques at this time, in the event of a change in state regulatory requirements, a Fund may alter its investment practices in the future.

                                 PROPOSAL 5e
               AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
              RESTRICTION CONCERNING CONCENTRATION OF INVESTMENT

Current:
No Fund may concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of a Fund's investment objective, up to 25% of the assets of the Fund, at market value at the time of each investment, may be invested in any one industry, except that, with respect to a Fund's permissible futures and options transactions, positions in options and futures shall not be subject to this restriction, except that the Fund may invest more than 25% of its total assets in obligations issued by banks, and in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

This fundamental restriction is substantially identical for each Fund, except that (i) Vista New York Tax Free Income Fund and Vista Tax Free Income Fund may not invest more than 25% of their respective total assets in obligations issued by banks, (ii) Vista Global Money Market Fund and Vista Prime Money Market Fund may invest more than 25% of their respective total assets in U.S. banks, foreign banks and their branches, and (iii) Vista New York Tax Free Money Market Fund, Vista Tax Free Money Market Fund, Vista California Tax Free Money Market Fund and Vista California Intermediate Tax Free Fund may invest more than 25% of their respective total assets in municipal obligations secured by bank letters of credit or guarantees, including participation certificates (except for Vista California Intermediate Tax Free
Fund).

For purposes of the above investment restriction, industrial development bonds, where the payment of principal and interest is the ultimate responsibility of companies within the same industry, are grouped together as an "industry."

Proposed:
Fundamental Restriction
No Fund may purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry. Notwithstanding the foregoing, (i) with respect to a Fund's permissible futures and options transactions in U.S. government securities, positions in such options and futures shall not be subject to this restriction; (ii) the Money Market Funds may invest more than 25% of their total assets in obligations issued by banks, including U.S. banks; (iii) Vista New York Tax Free Money Market Fund, Vista California Tax Free Money Market Fund and Vista Tax Free Money Market Fund may invest more than 25% of their respective assets in municipal obligations secured by bank letters of credit or guarantees, including participation certificates and (iv) more than 25% of the assets of Vista California Intermediate Tax Free Income Fund may be invested in municipal obligations secured by bank letters of credit or guarantees.

Explanation of the proposed changes: The proposed amendment is intended to clarify the basic limitation on concentration of investment and now would specifically exclude government securities and repurchase agreements secured thereby, securities issued by banks and positions in options and futures from the limitations imposed by the restriction.


                                 PROPOSAL 5f
               AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
              RESTRICTION CONCERNING COMMODITIES AND REAL ESTATE

Current:
No Fund may purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business, other than with respect to the Fund's permissible futures and options transactions.

Proposed:
Fundamental Restriction
No Fund may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments but this shall not prevent a Fund from (i) purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities or (ii) engaging in forward purchases or sales of foreign currencies or securities.

Fundamental Restriction
No Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business). Investments by a Fund in securities backed by mortgages on real estate or in marketable securities of companies engaged in such activities are not hereby precluded.

Nonfundamental Restriction
No Fund may purchase or sell interests in oil, gas or mineral leases.

Explanation of the proposed changes: The proposed changes conform the application of the restrictions pertaining to commodities and real estate to the current regulations of the 1940 Act by clarifying that certain newer financial instruments may be purchased by the Funds. To a large extent, the proposed amendment would also standardize the restrictions applicable to each of the respective Funds by allowing all the Funds to engage in certain transactions such as forward purchases when it is consistent with the Funds' investment objectives and policies.


                                 PROPOSAL 5g
         AMENDMENT OF EACH FUND'S FUNDAMENTAL INVESTMENT RESTRICTION REGARDING INVESTMENTS IN RESTRICTED AND ILLIQUID SECURITIES

Current:
No Fund may knowingly invest in securities which are subject to legal or contractual restrictions on resale (including securities that are not readily marketable, but not including repurchase agreements maturing in not more than seven days) if, as a result thereof, more than 10% of the Fund's total assets (taken at market value) would be so invested (including repurchase agreements maturing in more than seven days).

Proposed:
Nonfundamental Restriction
No Fund may invest more than 15% (except for the Money Market Funds, which may not invest more than 10%) of its net assets in illiquid securities.

Explanation of the proposed changes: The current fundamental restrictions limit purchases of all securities that are subject to restrictions on resale, including securities that are not readily marketable and repurchase agreements maturing in more than seven days. These restrictions include securities eligible for resale under Rule 144A and Section 4(2) commercial obligations. The proposed non-fundamental restriction incorporates recent developments in securities markets. Under the proposed restriction, securities issued under such exemptions from registration, although restricted, may still be classified as liquid in accordance with procedures established by the Board of Trustees. This investment practice could have the effect of increasing the level of illiquidity in a Fund. Furthermore, to the extent that a market does not develop or ceases to exist with respect to these restricted securities, illiquidity levels will increase.

When purchasing securities which could not be sold without registration under the Securities Act of 1933, a Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Fund's decision to sell any such security and the Registration of the Security permitting sale. During any such period, the price of the securities will be subject to market fluctuations.

The proposed changes would standardize, among all Funds, the applicable investment restriction, and would remove from all of the descriptions certain interpretations of what may constitute illiquid securities. By doing this, each Fund would be subject to the same current interpretations, from to time, of what constitutes an illiquid security, under SEC releases and other relevant authority. The defundamentalization of this restriction would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for investments in illiquid securities changes at some time in the future. This limitation may be subject to additional restrictions imposed by jurisdictions in which a Fund's shares are offered for sale.


                                 PROPOSAL 5h
                 RECLASSIFICATION OF EACH FUND'S FUNDAMENTAL
                  RESTRICTION CONCERNING THE USE OF OPTIONS

Current:
No Fund may write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) the writing, purchasing or selling of puts, calls or combinations thereof with respect to U.S. Government securities or (ii) permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls combinations thereof with respect to futures.

Proposed:
Nonfundamental Restriction
No Fund may write, purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (i) with respect to all of the Funds, the writing, purchasing or selling of puts, calls or combinations thereof with respect to portfolio securities or (ii) with respect to a Fund's permissible futures and options transactions, the writing, purchasing, ownership, holding or selling of futures and options positions or of puts, calls or combinations thereof with respect to futures.

Explanation of the proposed change: The proposed reclassification of this Restriction as nonfundamental would avoid the delay and expense of a shareholder vote in the event that the permissible guidelines for such investments changes at some time in the future. The terms of this Restriction are consistent with general restrictions, including limitations on liquidity and portfolio diversification. Therefore, no foreseeable impact on the Funds is anticipated by the proposed reclassification.

                                 Proposal 5i
                     AMENDMENT TO EACH FUND'S FUNDAMENTAL
             INVESTMENT RESTRICTION CONCERNING SENIOR SECURITIES

Current:
No Fund may issue any senior security (as that term is defined in the 1940
Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to the Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

Proposed:
Fundamental Restriction
No Fund may issue any senior security (as defined in the 1940 Act), except that (a) a Fund may engage in transactions that may result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the 1940 Act or an exemptive order; (b) a Fund may acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the 1940 Act; and (c) subject to the restrictions set forth above, a Fund may borrow money as authorized by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to a Fund's permissible options and futures transactions, including deposits of initial and variation margin, are not considered to be the issuance of a senior security.

Explanation of the proposed change: Under the 1940 Act, an open-end investment company (such as the Trust) cannot issue senior securities except under certain very limited conditions. The proposed amendment clarifies and modernizes the language concerning senior securities to conform to provisions of the 1940 Act. It is proposed that this restriction exclude those transactions which are allowed by current regulatory interpretations and policies, and which are consistent with current investment marketplace practices. Therefore, the proposed fundamental restrictions will allow, for example, the following investments even though they may result in the issuance of senior securities: The Funds could, to the extent permitted by applicable law or exemptive order (a) enter into commitments, including reverse repurchase agreements and delayed delivery and when-issued securities; (b) engage in transactions that may result in the issuance of a senior security; (c) engage in short sales of securities; (d) purchase and sell futures contracts and related options; (e) borrow money; and (f) issue multiple classes of securities; subject, in each case, to any other applicable restrictions.


                                 PROPOSAL 5j
               AMENDMENT TO EACH FUND'S FUNDAMENTAL INVESTMENT
               RESTRICTION REGARDING SHORT SALES OF SECURITIES

Current:
No Fund may make short sales of securities or maintain a short position; except (with respect to each Fund except Vista U.S. Government Money Market Fund and Vista Global Money Market Fund) a Fund may only make such short sales of securities or maintain a short position if when a short position is open the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short, and not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the present intention of management to make such sales only for the purpose of deferring realization of gain or loss for federal income tax purposes; such sales would not be made of securities subject to outstanding options).

Proposed:
It is proposed that this restriction be eliminated, as it has been combined with a nonfundamental restriction concerning purchase of securities on margin, (see Proposal 5d above).

Explanation of the proposed change: For an explanation of short sales see Proposal 5d above.

                                 PROPOSAL 5k
                   APPROVAL OF A NEW FUNDAMENTAL INVESTMENT
                            POLICY PERMITTING EACH
                     FUND TO INVEST ALL OF ITS INVESTABLE
                     ASSETS IN ANOTHER INVESTMENT COMPANY



Introduction: Master/Feeder Fund Structure

At a meeting held on December 14, 1995, the Board considered and approved, subject to shareholder approval, the adoption of a new fundamental investment policy with respect to each Fund which would allow each Fund to convert to a Master/Feeder Structure. The Master/Feeder Fund Structure is an arrangement that allows several investment companies with different shareholder- related features or distribution channels, but having substantially the same investment objective, policies and restrictions, to combine their investments by investing all of their investable assets in the same portfolio instead of managing them separately, which may result in economies of scale.

There is no present intention to convert any Fund to a Master/ Feeder Fund Structure. In adopting this new fundamental investment policy, a Fund would be given the flexibility to convert to a Master/Feeder Fund Structure and pursue investment opportunities consistent with its investment objective with the approval of the Board, without the requirement of submitting such matter to a vote of shareholders, which is a time-consuming and expensive process. The Board will consider and evaluate specific proposals prior to the implementation of any conversion to a Master/Feeder Fund Structure. A Fund's prospectus and statement of additional information would be amended to reflect the implementation of the Fund's conversion to a Master/Feeder Fund Structure and its shareholders would be notified.

Under a Master/Feeder Fund Structure, a Fund will have the ability to invest all of its investable assets in another investment company (the "Master Portfolio") having substantially the same investment objectives and policies as the Fund in exchange for shares of beneficial interest in the Master Portfolio. This could mean that the only investment securities that will be held by a Fund will be the Fund's interest in the Master Portfolio. Each Master Portfolio will be a series of an investment company ("Master Trust"), as each Fund is a series of the Trust.

Conversion to a Master/Feeder Fund Structure may serve to attract other collective investment vehicles with different shareholder servicing or distribution arrangements and with shareholders that would not have invested in a Fund. In this event, additional assets may allow for operating expenses to be spread over a larger asset base. In addition, a Master/Feeder Fund Structure may serve as an alternative for large, institutional investors in a Fund who may prefer to offer separate, proprietary investment vehicles and who otherwise might establish such vehicles outside of a Fund's current operational structure. Conversion to a Master/Feeder Fund Structure may allow a Fund to stabilize its expenses and achieve certain operational efficiencies. No assurance can be given, however, that the Master/Feeder Fund Structure will result in a Fund stabilizing its expenses or achieving greater operational efficiencies.

New Investment Policy

The Board has approved with respect to each Fund, subject to shareholder approval, the adoption of a new fundamental investment policy that would permit a Fund to convert to the Master/ Feeder Fund Structure by investing all of its investable assets in another appropriate investment fund. As discussed above under "Introduction: Master/Feeder Fund Structure," the purpose of this Proposal is to allow a Fund to enhance its flexibility and permit it to take advantage of potential efficiencies available through investment of all of its investable assets in another investment company. At present, certain of the fundamental investment restrictions of each Fund, such as those limiting investment in a single issuer or concentration in an industry, may prevent it from investing all or a part of its assets in another registered investment company. The Board proposes that these restrictions be modified by adding the following fundamental investment policy:

Notwithstanding any other investment policy or restriction, a Fund may seek to achieve its investment objective by investing all of its investable assets in another investment company having substantially the same investment objective and policies as the Fund.

A Fund's methods of operation and shareholder services would not be materially affected by its investment in a corresponding Master Portfolio, except that the assets of the Fund may be managed as part of a larger pool. If a Fund invested all of its assets in a Master Portfolio, it would hold only beneficial interests in the Master Portfolio; the Master Portfolio would directly invest in individual securities of other issuers. The Fund would otherwise continue its normal operation. The Board would retain the right to withdraw a Fund's investment from its corresponding Master Portfolio at any time it determines that it would be in the best interests of shareholders; the Fund would then resume investing directly in individual securities of other issuers or invest in another Master Portfolio.

Additional Information Regarding Each Master Portfolio

Each Master Portfolio would be a series of a Master Trust which, like the Trust, would be an open-end management investment company under the 1940 Act. It is expected that the Master Trust would have one series to correspond to each series of the Trust that converts to the Master/Feeder Fund Structure. The investment objective and policies of each Master Portfolio would be substantially the same as those of the corresponding Fund; in seeking to achieve the same objective as the Fund, the Master Portfolio would invest in the same type of securities and engage in the same transactions permitted by the investment policies and restrictions of the corresponding Fund.

The Adviser would be the investment adviser of each Fund's corresponding Master Portfolio. Similarly, CAM Inc. or TCB, as applicable, would serve as Sub Adviser to the Master Portfolio. See Proposals 1, 8 and/or 9. Entities or their successors in the Bank Merger that currently perform services with respect to each Fund, such as administrative or custodial services, would perform substantially similar services for each Master Portfolio.

Each Master Portfolio normally would not hold meetings of investors except as required under the 1940 Act. As an investor in the Master Portfolio, a Fund would be entitled to vote in proportion to its relative interest in the Master Portfolio. As to any issue on which Fund shareholders vote, a Fund would vote its interest in the

Master Portfolio in proportion to the votes cast by its shareholders. If there were other investors in the Master Portfolio, there could be no assurance that any issue that receives a majority of the votes cast by a Fund's shareholders would receive a majority of votes cast by all Master Portfolio shareholders.

Changing a fundamental policy of a Master Portfolio would require approval of the holders of a majority of interests in the Master Portfolio. The Board of Trustees of the Master Trust would have the ability to change nonfundamental policies without prior interestholder approval.

In addition to a vote to change a fundamental policy, examples of matters that would require approval of shareholders of the Master Trust include, subject to applicable statutory and regulatory requirements: the election of Trustees; approval of an investment advisory contract; certain amendments to the Trust Instrument of the Master Trust; a merger, consolidation or sale of substantially all of a Master Portfolio's assets; or any additional matters required or authorized by the Trust Instrument of the Master Trust or any registration statement of the Master Trust, or as the Trustees may consider desirable.

Generally, a Fund would hold a meeting of its shareholders to obtain instructions on how to vote its interest in the Master Portfolio when the Master Portfolio is conducting a meeting of its shareholders. However, subject to applicable statutory and regulatory requirements, a Fund would not seek instructions from its shareholders with respect to (i) any proposal relating to the Master Portfolio which, if made with respect to a Fund, would not require the vote of Fund shareholders, or (ii) any proposal relating to the Master Portfolio that is identical in all material respects to a proposal previously approved by the Fund's shareholders.

Examples of proposals with respect to a Master Portfolio that may not require the approval of shareholders of its corresponding Fund would include the following, subject to applicable statutory and regulatory requirements: (i) approval of an Advisory Agreement with the Adviser, or its successor in the Bank Merger (or a subsidiary or affiliate), on terms that do not differ in any material respect from an Advisory Agreement currently in effect with respect to that Fund; (ii) election of Trustees of the Master Trust who had previously been elected as Trustees of the Trust; and (iii) selection, or ratification of the selection of, a firm of independent certified public accountants that had previously been approved by shareholders of that Fund. Examples of matters that would be submitted to shareholders of a Master Portfolio's corresponding Fund would include the following: (i) approval of an Advisory Agreement with an investment adviser other than the Adviser, or its successor in the Bank Merger (or a subsidiary or affiliate), or one that provided for compensation in excess of the amount of compensation payable to the Adviser pursuant to the Advisory Agreement in effect with respect to that Fund, (ii) election when required by the 1940 Act of Trustees of the Master Trust who had not previously been elected by shareholders as Trustees of the Trust; or (iii) selection of, or the ratification of the selection of, a firm of independent certified public accountants that had not previously been approved by the shareholders of the Fund. Any proposal submitted to holders in a Master Portfolio, and that is not required to be voted on by shareholders of that Master Portfolio's corresponding Fund, would nonetheless be voted on by the Trustees of the Trust.

The Master Trust's operations would be governed by its Trust Instrument, and applicable law. The operations of the Master Trust and the Master Portfolios, like those of the Trust and the Funds, would be subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder and applicable state securities laws.

Trustees and Officers of the Master Trust

The initial interestholders of the Master Trust would be expected to elect as Trustees of the Master Trust, the individuals serving as members of the Board of Trustees of the Trust. See Proposal 2. Subject to the provisions of its Trust Instrument, the business of the Master Trust would be supervised by its Trustees, who would serve indefinite terms and who would have all powers necessary or convenient to carry out their responsibilities. The Trustees of the Master Trust would elect officers of the Master Trust whom they deemed appropriate.

Tax Consequences of Investment in a Master Portfolio

The Trust would apply for a ruling from the Internal Revenue Service ("IRS") or would obtain an opinion of the tax counsel to the effect that its contribution of assets of a Fund to its corresponding Master Portfolio in exchange for an interest in that Master Portfolio would not result in the recognition of gain or loss to that Fund for federal income tax purposes.

It is intended that each Fund would continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986. In each taxable year that a Fund so qualified, the Fund (but not its shareholders) would be relieved of Federal income tax on that part of its investment company taxable income and net capital gain that is distributed to its shareholders. Neither a Fund nor the Master Portfolio would be expected to be required to pay any Federal income or excise taxes. Distributions from a Fund, except for distributions from a Fund designated as long-term capital gain distributions, would continue to be taxable to its shareholders as ordinary income, whether received in cash or reinvested in Fund shares.

                                 PROPOSAL 5l
                 CHANGE OF THE VISTA CALIFORNIA INTERMEDIATE
                   TAX FREE FUND'S STATUS FROM DIVERSIFIED
                     TO NONDIVERSIFIED UNDER THE 1940 ACT

Proposal 5l relates to the Vista California Intermediate Tax Free Fund Only:

The Vista California Intermediate Tax Free Fund is currently classified as a "diversified" fund under the provisions of the 1940 Act. Under the 1940 Act, a "diversified" fund is defined to mean one which meets the following requirements:

 At least 75 percentum of the value of its total assets is represented by cash and cash items (including receivables), Government securities, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5 percentum of the value of the total assets of the fund and to not more than 10 percentum of the outstanding voting securities of such issuer.

The 1940 Act provides that a fund may not change its status from a diversified to a nondiversified fund without the requisite approval from the Fund's shareholders. The Board is hereby proposing that the shareholders of the Vista California Intermediate Tax Free Fund approve of a change of status from a diversified to a nondiversified with respect to such Fund.

This Proposal relates only to the Fund's status under, and the related requirement of, the 1940 Act. If this proposal is approved, the Fund would still be subject to certain asset diversification requirements (as well as other requirements) under Subchapter M under the Internal Revenue Code of 1986, as amended. These requirements apply because the Fund has elected to be taxed as a "regulated investment company," and receive the benefits provided to such entities under Subchapter M. One such benefit is "flow- through tax treatment"--in other words, that income and gains received by the Fund are not taxed to the Fund, but are taxed to shareholders when distributed by the Fund. The asset diversification requirements under Subchapter M are similar to the requirements for a "diversified" status under the 1940 Act, except that the Subchapter M diversification requirements limiting investments in the same issuer to no more than 5% of a fund's assets and to 10% of the issuer's voting securities are applicable only with respect to 50% (rather than 75% of the total assets of the Fund).

Reasons for the proposed change:

Currently, with respect to 75% of the Fund's assets, no more than 5% of the Fund's assets may be invested in one issuer. With respect to municipal securities, the issuers consist of either a particular state (for a general obligations bond or note) or the particular facility which backs the payment obligation under a revenue bond. At certain times, the Fund may wish to take advantage of certain favorable investments of any such issuer, involving more than 5% of the Fund's assets. This would help provide additional flexibility for the investment of the Fund's assets.

ADDITIONAL INFORMATION REGARDING
PROPOSALS 5a-5l

Unless otherwise noted, whenever an amended or restated investment policy or limitation states a maximum percentage of a Fund's assets that may be invested, such percentage limitation will be determined immediately after and as a result of the acquisition of such security or other asset, except in the case of borrowing (or other activities that may be deemed to result in the issuance of a "senior security" under the 1940 Act) or illiquid securities. Any subsequent change in values, assets, or other circumstances will not be considered when determining whether the investment complies with the Funds's investment policies and limitations. If any of Proposals 5a-l are not approved by shareholders, the current Restriction will remain unchanged.

REQUIRED VOTE AND BOARD OF TRUSTEES'
RECOMMENDATION

Each of the above proposals to change a Fund's Restriction requires the approval of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.


              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
               SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSALS

                                  PROPOSAL 6
                         APPROVAL OR DISAPPROVAL OF A
                   RESTATEMENT OF THE INVESTMENT OBJECTIVES
                               OF CERTAIN FUNDS

Proposal 6 relates to all Funds other than Vista California Intermediate Tax Free Fund, Vista New York Tax Free Income Fund and Vista Tax Free Income Fund.

At a Meeting of the Board of Trustees of the Trust held on December 14, 1995, the Trustees, including each of the Disinterested Trustees (who are not "interested persons," within the meaning of the 1940 Act, of the Trust or any Fund's investment adviser), on the recommendation of the Adviser, considered and unanimously approved of a restatement of the investment objectives of the Funds.

The Adviser has evaluated the various types of Funds that comprise the Trust and recommended to the Trustees that it would be appropriate to modernize the investment objectives, policies and restrictions, and implement certain changes that would provide greater flexibility and uniformity in managing the Funds. The Trustees determined that many of the Funds' investment objectives should be restated so as to be less restrictive.

In the table below, the current investment objective of each Fund is set forth in quotations in the left hand column. In each case, it is proposed that the investment objective be restated to read as indi-cated in quotations in the right hand column. In many cases, it is proposed that certain investment policies now included within the investment objective (and which are therefore currently fundamental) be reclassified as nonfundamental investment policies. In each such case, the proposed nonfundamental policies and the reason for the proposed change are indicated in the right hand column. A description of each of these reasons is set forth below following the table. To the extent that certain investment styles or policies which are currently included in the investment objective are removed from the investment objective and made nonfundamental policies, they may be changed thereafter without the approval of shareholders.

In addition, the Trustees, based on representations from the Adviser, believe that the risks inherent in investing in each of the respective Funds should not change from those inherent at the present time under each Fund's current investment objective and policies, since the Adviser has represented that none of the proposed changes is intended or anticipated to have an immediate impact on the day to day investment program utilized by a Fund.

The significance of an investment policy or restriction being fundamental is that it may be changed only with the approval of shareholders. Except for each Fund's investment objective, investment policies or restrictions which are specifically identified as fundamental, each Fund's investment objective, policies and restrictions are nonfundamental.

Current Investment Objective

Vista Treasury Plus Money Market Fund

"to provide maximum current income consistent with the preservation of capital and maintenance of liquidity through investment in (i) obligations issued by the U.S. Treasury bills and notes and (ii) repurchase agreements fully collateralized by such U.S. Treasury obligations."

Proposed Investment Objective

"to provide maximum current income consistent with the preservation of capital and maintenance of liquidity."

As a non-fundamental policy, the Fund will seek to achieve its objective through investment "in obligations issued by the U.S. Treasury, including Treasury bills, bonds and notes, and repurchase agreements fully collateralized by U.S. Treasury obligations."

Reasons for the proposal: standardization/clarification, flexibility.

Current Investment Objective

Vista Federal Money Market Fund

"to provide current income consistent with the preservation of capital and maintenance of liquidity, through investments in obligations issued or guaranteed as to principal and interest by the U.S. Government or by U.S. Government agencies or instrumentalities, the interest income from which, under current federal law, generally may not be subject to state or local taxes."

Proposed Investment Objective

"to provide current income consistent with preservation of capital and maintenance of liquidity."

As a non-fundamental policy, the Fund will seek to achieve its objective through "investment in obligations issued or guaranteed as to principal and interest by the U.S. Government or by U.S. Government agencies or instrumentalities, the interest income from which, under current federal law, generally may not be subject to state or local taxes."

Reason for proposal: flexibility.

Current Investment Objective

Vista New York Tax Free Money Market Fund

"to provide as high a level of current income which is exempt from federal, New York State and New York City personal income taxes as is consistent with the preservation of capital and maintenance of liquidity, through investments primarily in short-term municipal obligations issued by or on behalf of the State of New York, its instrumentalities or political subdivisions."

"to provide as high a level of current income which is excluded from gross income for federal income tax purposes and from New York State and and New York City personal income taxes as is consistent with the preservation of capital and maintenance of liquidity."

As a non-fundamental policy, the Fund will seek to achieve its objective "by investing in a non-diversified portfolio of short-term, fixed rate and variable rate municipal obligations."

Reasons for proposal: flexibility.

Current Investment Objective

Vista Tax Free Money Market Fund

"to provide as high a level of current income which is exempt from federal income taxes as is consistent with the preservation of capital and maintenance of liquidity, through investments rimarily in short-term municipal obligations."

Proposed Investment Objective

"to provide as high a level of current income which is excluded from gross income for federal income tax purposes as is consistent with the preservation of capital and maintenance of liquidity."

As a non-fundamental policy, the Fund will seek to achieve its objective "by investing in short-term, fixed rate and variable rate municipal obligations."

Reason for the proposal: flexibility.

Current Investment Objective

Vista U.S. Government Money Market Fund

"to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity, through investments in obligations issued or guaranteed by the U.S. Treasury, agencies of the U.S. Government or instrumentalities that have been established or sponsored by the U.S. Government."

Proposed Investment Objective

"to provide as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity."

As a non-fundamental policy, the Fund will seek to achieve its objective "by investing in obligations issued or guaranteed by the U.S. Treasury, by agencies of the U.S. Government, and by instrumentalities that have been established or sponsored by the U.S. Government, and in repurchase agreements collateralized by U.S. Government obligations or other securities in which the Fund is permitted to invest."

Reasons for the proposal: standardization/clarification, flexibility.

Current Investment Objective

Vista Global Money Market Fund

"to provide maximum current income consistent with the preservation of capital and maintenance of liquidity, through investments in (i) U.S. Dollar denominated high quality commercial paper and other high quality short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstruction and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets, or such other U.S. or foreign commercial banks which are judged by the Fund's investment adviser to meet comparable credit criteria; (iv) securities issued or guaranteed by the U.S. Government or by agencies and instrumentalities thereof; and (v) repurchase agreements."

Proposed Investment Objective

"to provide maximum current income consistent with the preservation of capital and maintenance of liquidity."

As a non-fundamental policy, the Fund will seek to achieve its objective "by investing in high quality, short-term U.S. dollar-denominated money market instruments."

Reasons for the proposal: standardization/clarification, flexibility.

Current Investment Objective

Vista Prime Money Market Fund

"to provide maximum current income consistent with the preservation of capital and maintenance of liquidity, through investments in (i) U.S. dollar denominated high quality commercial paper and other high quality short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations; (ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstructions and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets, or such other U.S. or foreign commercial banks which are judged by the Fund's investment ad- viser to meet comparable credit criteria; (iv) securities issued or guaranteed by the U.S. Government or by agencies and instrumentality's thereof; and (v) repurchase agreements."

Proposed Investment Objective

"to provide maximum current income consistent with the preservation of capital and maintenance of liquidity."

As a non-fundamental policy, the Fund will seek to achieve its objective "principally through investments in (i) U.S. dollar denominated quality commercial paper and other high quality short-term obligations, including floating and variable rate master demand notes of U.S. and foreign corporations;
(ii) U.S. Dollar denominated obligations of foreign governments and supranational agencies (e.g., the International Bank for Reconstructions and Development); (iii) U.S. Dollar denominated obligations issued or guaranteed by U.S. banks with total assets exceeding $1 billion and by the 75 largest foreign commercial banks (including obligations of foreign branches of such banks) in terms of total assets, or such other U.S. or foreign commercial banks which are judged by the Fund's investment adviser to meet comparable credit criteria; (iv) securities issued or guaranteed by the U.S. Government or by agencies and instrumentalities thereof; and (v) repurchase agreements."

Reasons for the proposal: standardization/clarification, flexibility.

Current Investment Objective

Vista Tax Free Income Fund

"to provide its shareholders with monthly dividends which are excluded from gross income for federal income tax purposes as well as to protect the value of its shareholders' investment by investing primarily (i.e., at least 80% of its assets under normal conditions) in Municipal Obligations."

"to provide its shareholders with monthly dividends which are excluded from gross income for federal income tax purposes as well as to protect the value of its shareholders' investment."

As a non-fundamental policy, the Fund will seek to achieve its objective "primarily (i.e., at least 80% of its assets under normal conditions) through investment in Municipal Obligations."

Reason for the proposal: flexibility.

Reasons for the Proposals Regarding the Investment Objectives

It is important to bear in mind that the proposed changes to the Funds' investment objectives generally involve a judgment only as to what should make up a Fund's fundamental investment objective, not a judgment as to what investment strategies, policies or restrictions should be followed in pursuing that objective. If shareholders approve this proposal, the Adviser believes that the changes will have no immediate material effect on the way in which the Funds are managed.

The reasons for the proposals set forth above, pertaining to the respective investment objectives of the Funds, involve similar considerations. The Trustees have reviewed the proposed changes and believe that they are in the best interests of each Fund and its shareholders for the reason(s) indicated above, and described in greater detail below. Each of the proposals has been made for one or more of the following reasons: flexibility or clarification/ standardization. The following discussion provides greater detail as to what is meant, in each case, by flexibility or clarification/ standardization.

Flexibility. Under the Trust's registration statement, the investment objective of each Fund is fundamental and cannot be changed without a vote of the "majority of the outstanding voting securities" of the relevant Fund. If a Fund's stated investment objective contains details as to an investment strategy to be pursued or an investment policy to be followed, or is otherwise more restrictive than necessary, it may impose an unnecessarily rigid restraint on management's ability to respond to certain regulatory developments or changes in the financial markets. In order to make any changes to a strategy or policy included as part of a Fund's investment objective, the Fund would need shareholder approval, which is time consuming and costly to the Fund and its shareholders. In each case, the Fund's most basic investment objective (such as to achieve a high level of income) will not change and will continue to be fundamental, but certain strategies or policies which need not be part of the Fund's stated investment objective will be made non- fundamental so that the Trustees may at a future date receive and act upon recommendations of the Adviser to change these non-fundamental policies without the necessity of a meeting of shareholders and associated costs. In all cases described in the proposals above, the Adviser does not anticipate that the changes will have an immediate effect on the Fund's investment strategy, since there is no current intention of changing stated strategy or policy. However, the Funds will have greater flexibility to respond to future regulatory and market developments. If changes to non-fundamental policies or restrictions are adopted by the Trustees in the future, the Fund's prospectus and statement of additional information will be amended to reflect any such changes and notice thereof will be provided to shareholders.

Clarification/standardization. Some of the Funds' investment objectives contain descriptive terms that are superfluous or ambiguous. Accordingly, the Adviser has recommended to the Trustees, and the Trustees have approved, that these Funds change the description of their investment objectives, where appropriate, to eliminate any ambiguities. In addition, the terms used in some of the Fund's investment objectives differ from the description of the terms used in the stated investment objective of a similar Fund. The Adviser has recommended, and the Trustees have approved, the standardization, to the extent possible, of the description of an investment objective, or an aspect thereof, as between Funds for which the investment objective or aspect thereof is not intended to differ. By doing so, potential investors may be expected to have a clearer understanding of the similarities or differences in the investment objectives of the respective Funds.

Risk Factors: Because each of the proposals involves only a change to the stated investment objective and is not expected to alter the fundamental character of any Fund or any of their operations for the foreseeable future, for each Fund, the adoption of the proposal is not expected to have any effect on the risk factors to be considered in making or continuing an investment in the Fund. In the future, however, the Board of Trustees may, without shareholder approval, change a nonfundamental investment policy or restriction in a way that may create more risk. The Fund will notify shareholders of such changes. In addition, there is no assurance that the Fund will achieve its investment objective, and the share price and total return of each Fund other than the Vista Treasury Plus Money Market Fund, Vista Federal Money Market Fund, Vista New York Tax Free Money Market Fund, Vista Tax Free Money Market Fund, Vista U. S. Government Money Market Fund, Vista Global Money Market Fund, and Vista Prime Money Market Fund will fluctuate, so that an investment may be worth more or less than its original cost upon redemption. With respect to the Money Market Funds, although the Funds seek to maintain a stable net asset value per share, there can be no guaranty that they in fact will be able to do so, so that an investment may be worth more or less than its original cost upon redemption.

REQUIRED VOTE AND BOARD OF TRUSTEES'
RECOMMENDATION

The restatement of the fundamental investment objective of a Fund requires the approval of a "majority of the outstanding securities" of the relevant fund, which, for this purpose means the affirmative vote of the lessor of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL

                                  PROPOSAL 7
                   APPROVAL OR DISAPPROVAL OF AN AMENDMENT
              TO THE CLASS A SHARES RULE 12b-1 DISTRIBUTION PLAN

This Proposal relates only to the Class A Shares of each Vista Tax Free Income Fund, Vista New York Tax Free Income Fund and Vista California Intermediate Tax Free Fund

Introduction

For purposes of this proxy and this Proposal, shares of the Vista California Intermediate Tax Free Fund which are not designated as to class will be considered Class A shares.

The Trustees of the Trust have adopted Distribution Plans for each of the Class A shares of certain Funds (the "Distribution Plans") in accordance with Rule 12b-1 under the 1940 Act, after having concluded that there is a reasonable likelihood that the Distribution Plans will benefit the relevant class and its shareholders.

The Proposed Form of the Class A Shares Rule 12b-1 Distribution Plan is attached as Appendix E, and should be read in conjunction with the following.

Current Distribution Plans

The Trust has adopted separate plans of distribution pursuant to Rule 12b-1 under the 1940 Act (a "Distribution Plan") including several Distribution Plans on behalf of Class A Shares of certain of the Funds, which provides that each Fund shall pay a distribution fee (the "Basic Distribution Fee"), including payments to the Distributor, shareholders servicing agents and broker dealers, at an annual rate not to exceed 0.20% of its Shares' average daily net assets for distribution services (exclusive of any expenses incurred by such party in connection with print or electronic media advertising). The recipient may use all or any portion of such Basic Distribution Fee to pay for Fund expenses of printing prospectuses and reports used for sales purposes, expenses of the preparation and printing of sales literature and other such distribution-related expenses. The Fund is also permitted to pay the Distributor an additional fee not to exceed 0.05% per annum of its Shares' average daily net assets in anticipation of, or as reimbursement for, expenses incurred in connection with print or electronic media advertising for its shares.

Each Distribution Plan provides that it will continue in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any agreement related to such Plan ("Qualified Trustees"). Each Distribution Plan requires that the Trust shall provide to the Board of Trustees, and the Board of Trustees shall review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Distribution Plan. Each Distribution Plan further provides that the selection and nomination of Qualified Trustees shall be committed to the discretion of the disinterested Trustees (as defined in the 1940 Act) then in office. The Distribution Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or by vote of a majority of the outstanding voting Shares of a Fund (as defined in the 1940 Act). Each Distribution Plan may not be amended to increase materially the amount of permitted expenses thereunder without the approval of affected shareholders and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

Since the Basic Distribution Fee is not directly tied to actual expenses, the amount of Basic Distribution Fee paid by each of the Shares during any year may be more or less than actual expenses incurred pursuant to the Distribution Plan. For this reason, this type of distribution fee arrangement is characterized by the staff of the SEC as being of the "compensation variety" (in contrast to "reimbursement" arrangements, such as those described above with respect to expenses incurred in connection with print or electronic media advertising, by which the Distributors compensation is directly linked to its expenses). However, the Shares are not liable for any distribution expenses incurred in excess of the Basic Distribution Fee paid.

Management has proposed, and the Board of Trustees, including a majority of the Qualified Trustees, has unanimously approved, a modification to the Distribution Plans whereby the additional .05% fee be changed to a "compensation" fee from a reimbursement fee.

The Adviser has studied the current distribution methods and believes that the Basic Distribution Fees were low in comparison to other funds offered through similar distribution channels. Therefore, the Adviser believes the Funds are at a competitive disadvantage insofar as sales of Fund shares are concerned. In addition, the Adviser has determined that amounts payable under the Distribution Plans in a given year may not fully reimburse the broker-dealer for its actual distribution-related expenses during such year. The Adviser therefore recommended to the Trustees that they approve this increase to the Distribution Fee to encourage broker-dealers in the sale of Fund shares.

The table below sets forth the Distribution Plan fees paid for Class A Shares of the relevant fund for the fiscal year ended August 31, 1995 pursuant to the Current Distribution Plan.

                                               Distribution
                                                 Fees As a
                               Distribution    % of Average
                                 Fees Paid      Net Assets
                              (After Waiver)  (After Waiver)
                              --------------  --------------
Vista Tax Free Income Fund        $179,192         0.20%
Vista New York Tax Free
  Income Fund                     $205,755         0.20%
Vista California
  Intermediate Tax Free Fund      $  6,404         0.02%


REQUIRED VOTE AND BOARD OF TRUSTEES'
RECOMMENDATION

The approval of a modification to each Distribution Plan requires the affirmative vote of a "majority of the outstanding voting securities" of the affected class of shares of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at the meeting if more than 50% of the outstanding shares of an affected class of shares of the Fund are represented at the meeting in person or by proxy. If the shareholders of a Fund do not approve the modification to its Distribution Plan, such Fund will continue to make payments under the current Distribution Plan.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL

                                  PROPOSAL 8
                       APPROVAL OR DISAPPROVAL OF A NEW
                  INVESTMENT ADVISORY AGREEMENT BETWEEN EACH
                OF THE FUNDS AND THE CHASE MANHATTAN BANK N.A.
            (AND THE SUCCESSOR ENTITY THERETO), AND A SUB-ADVISORY
           AGREEMENT BETWEEN THE CHASE MANHATTAN BANK N.A. (AND THE
          SUCCESSOR ENTITY THERETO) AND CHASE ASSET MANAGEMENT, INC.

This Proposal relates to all Funds other than the Vista Tax-Free Money Market Fund and Vista Global Money Market Fund.

INTRODUCTION

The Chase Manhattan Bank, N.A., the current investment adviser of the Funds (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as Adviser to the Funds) recommended to the Board that the Trust enter into a new Investment Advisory Agreement, on behalf of each Fund, and the Adviser (the "New Advisory Agreement") effective as soon as practicable after the approval of shareholders. The Adviser also recommended to the Board that the Adviser be permitted to utilize the services of its wholly-owned subsidiary, Chase Asset Management, Inc. ("CAM Inc."), to render advisory services to the Funds. CAM Inc. is a registered investment adviser which was recently incorporated for the purpose of rationalizing the delivery of investment advisory services by Chase to its institutional clients. CAM Inc. will be retained pursuant to a proposed Sub-Advisory Agreement (the "CAM Inc. Agreement"). The Board has approved, and recommends that the shareholders of each Fund approve, the New Advisory Agreement and CAM Inc. Agreement (collectively, for purposes of this Proposal, the "Agreements"). In addition, the Board of Trustees approved the continuation of the Agreements after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the Agreements are deemed to terminate as a result of the Bank Merger. Approval of Proposal 8 will be deemed approval of such continuation of the Agreements after the Bank Merger. If approved, the Agreements will become effective as soon as practicable after the approval of shareholders.

No increase is proposed to the contractual fee rates under the New Advisory Agreement and the Adviser, and not the Funds, will compensate CAM Inc. for its services as Sub-Adviser. Therefore, the Funds will not bear any increase in the contractual advisory fee rates resulting from the New Advisory Agreement or CAM Inc. Agreement.

While the New Advisory Agreement is described below, the discussion is qualified by the provisions of the complete agreement, a copy of which is attached as Appendix B. If the shareholders of a Fund do not approve this Proposal, then Chase will continue to act, commencing on the Holding Company Merger, as the adviser to such Fund under the terms of the Interim Advisory Agreement, assuming Proposal 1 is approved. If the Interim Advisory Agreement is not approved by shareholders, the Board will consider the appropriate course of action for the affected Fund or Funds. The New Advisory Agreement should be read in conjunction with the following.

Background. In connection with the Mergers, New Chase intends to rationalize its corporate wide investment management operations in order to more fully take advantage of portfolio management skills that will exist within the various corporate entities controlled by New Chase. As part of this structuring, New Chase would like to consolidate its mutual fund supervisory functions within one entity (Chase), and its portfolio management responsibilities within another entity (CAM Inc.) (except with respect to the Vista Tax-Free Money Market Fund and Vista Global Money Market where such portfolio management responsibility will be consolidated within another affiliate. See Proposal 9).

The Adviser also seeks to retain the ability to utilize portfolio managers employed by the various investment management entities affiliated with the Adviser through common ownership by New Chase. Thus, the New Advisory Agreement would provide the Adviser with the ability to utilize the specialized portfolio skills of employees of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise. For the foreseeable future, the Adviser would employ certain members of the Adviser's senior management.

Similarities Between the Current and
New Advisory Agreements:

The New Advisory Agreement is similar in many respects to the Current Advisory Agreement and Interim Advisory Agreement. The New Advisory Agreement contains the material terms of the Current Advisory Agreement, but reflects the proposed change of the investment adviser from The Chase Manhattan Bank, N.A. to Chase and its successor entity, and incorporates additional provisions designed to clarify and supplement the rights and obligations of the parties.

Most importantly, the contractual rate at which fees are required to be paid by each Fund for investment advisory services, as a percentage of average daily net assets, will remain the same. Under the provisions of both the Current and the New Advisory Agreements, each Fund is required to pay the Adviser a monthly fee equal to a stated percentage per annum of its average daily net assets. These amounts are set forth below under "Fees and Fee Waivers." The following summarizes certain additional aspects of the Current and New Advisory Agreements (collectively, the "Agreements") which are materially the same in both Agreements:

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the obligations or duties of the Adviser, the Adviser shall not be liable to the Funds or to any shareholder for any losses that may be sustained by the Funds in connection with its performance of the Agreement.

The Adviser bears all expenses in connection with the performance of its services under the Agreement. The Funds bear the expenses incurred in their operations. Both agreements provide that the Adviser shall, at its expense, provide the Funds with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser and that the Trust shall be responsible for all of the Funds' expenses and liabilities.

Under the Agreement, if the aggregate expenses incurred by a Fund in any fiscal year is in excess of the lowest applicable expense limitation imposed by state securities laws or regulations thereunder, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, that certain provided expenses are specifically excluded from such calculation. No such reimbursement was required during the Funds' most recent fiscal period.

A Fund may terminate the Agreement as to that Fund without penalty on not more than 60 days' written notice when authorized by either a vote of shareholders holding a "majority of the outstanding voting securities" (within the meaning of the 1940 Act) of the Fund or by a vote of a majority of the Trust's Board of Trustees. The Adviser may terminate the Agreement on 60 days' written notice to the Trust. The Agreement terminates in the event of its assignment (as defined in the 1940 Act).

Differences Between the Current and
New Advisory Agreements:

The following highlights summarize some of the additional provisions which are included in the New Advisory Agreement:

After the Bank Merger, the Chase Manhattan Bank, a New York State chartered bank, the successor entity to The Chase Manhattan Bank, N.A., will be the adviser to the Funds rather than The Chase Manhattan Bank, N.A., and will continuously supervise the investment and reinvestment of cash, securities and other property comprising the assets of the Funds. The Chase Manhattan Bank, N.A. will be the Adviser to the Funds until the Bank Merger.

Details Regarding the Adviser's Duties. The New Advisory Agreement clearly specifies the duties of the Adviser. For example, that the Adviser will be required to obtain and evaluate pertinent data and other significant events and developments which affect the economy, the Funds' investment programs, the issuers of securities and the industries in which they engage, and furnish a continuous investment program for each Fund. The Adviser will be obligated to furnish such reports, evaluations, information or analyses to the Trust as the Board may request, make recommendations to the Board with respect to Trust policies, and carry out such policies as are adopted by the Board.

Use of Affiliated Entities. The New Advisory Agreement clarifies that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the common control of New Chase as long as all such persons are functioning as part of an organized group of persons, and such organized group of persons is managed at all times by authorized officers of the Adviser. The Adviser will be as fully responsible to the Trust for the acts and omissions of such persons as it is for its own acts and omissions.

Use of a Sub-Adviser. The New Advisory Agreement clarifies that the Adviser may from time to time employ or associate with such other entities or persons (a "Sub-Adviser") as it believes appropriate to assist in the performance of the New Advisory Agreement with respect to a particular Fund. However, the Funds will not pay any additional compensation for any Sub-Adviser, and the Adviser will be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions, and the Adviser must review, monitor and report to the Board regarding the performance and investment procedures of any Sub-Adviser. The proposed Sub-Advisory agreement is discussed below under "Consideration and Proposal of the CAM Inc. Agreement."

Brokerage Transactions. The New Advisory Agreement sets forth specific terms as to brokerage transactions and the Adviser's use of broker-dealers. For example, the Adviser will be obligated to use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Adviser will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

"Soft Dollars." A provision of the New Advisory Agreement explicitly allows the Adviser to select brokers or dealers who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion, and provides that, notwithstanding the above, the Adviser may pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion.

Aggregation of Orders. There is also a clarification of the authority of the Adviser to aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation will result in an overall benefit to a Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements.

Other Clarifications. The New Advisory Agreement contains certain additional provisions which are intended to clarify the status, rights or obligations of the parties. For example, the Adviser is deemed to be an independent contractor and the provisions of the Proposed Advisory Agreement are deemed to apply to the Funds severally and not jointly.

Consideration and Proposal of the
CAM Inc. Agreement

It is being proposed that the Adviser be permitted to utilize the services of CAM Inc. as a sub-adviser under a proposed Investment Sub-Advisory Agreement (the "CAM Inc. Agreement") in order to enable the Adviser to more efficiently render advisory services to each of the Funds.

The proposed form of the CAM Inc. Agreement is attached as Appendix C and should be read in conjunction with the following.

The Adviser's decision to utilize the services of CAM Inc. in a sub- advisory capacity was based on various considerations, including the Adviser's desire to consolidate its asset management respon-sibilities, that the portfolio managers which currently manage the assets of the Funds for the Adviser will also manage the Funds as employees of CAM Inc., that CAM Inc. provides a wide range of investment management capabilities, including the ability to discriminate among a wide range of potential investments as part of an investment program for each of the Funds, that risk control is integral to its methodology, and the attractiveness of the fee structure and estimated transaction costs that would be incurred.

Based upon the foregoing, the Adviser recommended to the Board of Trustees that, subject to approval by the Board and such Funds' shareholders of the New Advisory Agreement and the CAM Inc. Agreement, the Adviser enter into the CAM Inc. Agreement with CAM Inc. In considering whether to recommend that the CAM Inc. Agreement be approved by shareholders, the Board requested and evaluated various information from the Adviser and CAM Inc. relevant to the Adviser's decision. In addition, the Board considered various other factors which it deemed to be relevant, including, but not limited to, the fact that the managers of each Fund will continue to manage the assets of the Funds as employees of CAM Inc., capabilities to be provided by CAM Inc., the stability of its investment staff, the trading systems to be utilized and the potential to minimize transaction costs, the ability to customize portfolios for the Funds, and the Adviser's access to the various investment and research resources of CAM Inc.

Description of the Proposed CAM Inc. Agreement

The proposed arrangement between the Adviser and CAM Inc. under the CAM Inc. Agreement would enable the Adviser to manage the investment activities of the Funds covered in the CAM Inc. Agreement most effectively by delegating to CAM Inc. portfolio management duties relating to transactions in the securities held by such Funds. With respect to the day to day management of the Funds under the CAM Inc. Agreement, CAM Inc. would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. CAM Inc. may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the common control of New Chase; provided that (i) all persons, when providing services under the CAM Inc. Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of CAM Inc.

The Adviser and CAM Inc. would bear all expenses in connection with the performance of their respective services and the services under the CAM Inc. Agreement.

As investment adviser, the Adviser would oversee the management of the Funds under the CAM Inc. Agreement, and, subject to the general supervision of the Board of Trustees, would make recommendations and provide guidelines to CAM Inc. based on general economic trends and macroeconomic factors. Among the recommendations which may be provided by the Adviser to CAM Inc. would be guidelines and benchmarks against which the Funds would be managed. From the fee paid by the Funds under the New Advisory Agreement to the Adviser, the Adviser will bear responsibility for payment of sub-advisory fees to CAM Inc. Therefore, the Funds would not bear any increase in contractual advisory fee rates resulting from the New Advisory Agreement and the CAM Inc. Agreement.

The Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Funds, the Adviser or CAM Inc., unanimously approved the CAM Inc. Agreement at a meeting held on December 14, 1995. If approved by shareholders, unless sooner terminated, the CAM Inc. Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board of Trustees, or by the vote of a "majority of the outstanding voting securities" of the Funds under the CAM Inc. Agreement as defined under the 1940 Act and, in either case, by a majority of the Disinterested Trustees who are not interested persons of the Adviser or CAM Inc., by vote cast in person at a meeting called for such purpose. The CAM Inc. Agreement is terminable at any time, without penalty, by vote of the Board of Trustees, by the Adviser, by the vote of "a majority of the outstanding voting securities" of the Funds under the CAM Inc. Agreement, or by CAM Inc., upon 60 days' written notice. The CAM Inc. Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

In the event that both the New Advisory Agreement and the CAM Inc. Agreement are not approved by shareholders of any Fund, neither the New Advisory Agreement nor the CAM Inc. Agreement will be implemented for such Funds, and the Interim Advisory Agreement between such Funds and the Adviser will remain in effect. If the Interim Advisory Agreement is not approved by shareholders, the Board will consider the appropriate course of action for the Funds.

Information About Chase Asset Management, Inc.

Chase Asset Management, Inc. was organized as a Delaware corporation on September 1, 1995 and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. CAM Inc. is a wholly owned subsidiary of The Chase Manhattan Bank, N.A., which is a wholly owned subsidiary of The Chase Manhattan Corporation. After the completion of the mergers, CAM Inc. will continue to be a wholly-owned subsidiary of the Adviser which will be a wholly-owned subsidiary of New Chase. CAM Inc. is registered with the Commission as an investment adviser and was formed for the purpose of providing discretionary investment advisory services to institutional clients and to consolidate Chase's investment management function. Information about the Adviser and its affiliates is set forth above.

The principal executive officers and Directors of CAM Inc. are as follows:

James W. Zeigon, Director and Chairman of the Board. Mr. Zeigon is also an Executive Vice President of the Chase Manhattan Bank, N.A.

Mark R. Richardson, Director, President and Chief Investment Officer. Mr. Richardson is also a Managing Director of the Chase Manhattan Bank, N.A.

Stephen E. Prostano, Director, Executive Vice President and Chief Operating Officer. Mr. Prostano is also a Managing Director of the Chase Manhattan Bank, N.A.

The business address of each of the foregoing individuals is 1211 Avenue of the Americas, New York, New York 10036.

BOARD CONSIDERATIONS

In considering whether to recommend that the New Advisory Agreement and CAM Inc. Agreement be approved by shareholders, the Board considered the nature and quality of services to be provided by the Adviser and CAM Inc. and comparative data as to advisory fees and expenses, and the Board requested and evaluated such other information from Chase and Chemical which the Board deemed to be relevant, including, but not limited to, the Adviser's ability to select and utilize portfolio managers from its affiliates; that the rate at which advisory fees will initially be paid to the Adviser would be identical to the rate at which fees are now paid; and that the New Advisory Agreement would include certain provisions designed to modernize the terms of the agreement and reflect regulatory developments, such as those concerning "soft dollars" and aggregation of orders under regulations and releases recently issued by the SEC.

The Board, including a majority of the Trustees who are not interested persons of the Funds or the Adviser ("Disinterested Trustees"), unanimously approved the New Advisory Agreement and CAM Inc. Agreement at a meeting held on December 14, 1995.

FEES AND FEE WAIVERS

Under the Current Advisory Agreements, which are dated August 23, 1994 for each of the Funds except for Vista Treasury Money Market Fund and Vista Federal Money Market Fund, which are dated April 15, 1994, each Fund pays the Adviser (and under the New and Proposed Advisory Agreements, each Fund would pay the Adviser) a fee, computed daily and paid monthly, at the annual rates set forth below as a percentage of average daily net assets:

Name of Fund                             Fee
---------------------------------------------
Vista Treasury Plus Money Market         .10%
Vista Federal Money Market               .10
Vista New York Tax Free Money Market     .10
Vista California Tax Free Money Market   .10
Vista U.S. Government Money Market       .10
Vista Prime Money Market                 .10
Vista California Immediate Tax Free      .30
Vista New York Tax Free Income           .30
Vista Tax Free Income                    .30


Under the Current Advisory Agreement, the Interim Advisory Agreement and New Advisory Agreement, the Adviser may periodically reduce all or a portion of its advisory fee with respect to any Fund. In the fiscal year ended August 31, 1995, the Adviser accrued aggregate investment advisory fees, and the Adviser waived such fees with respect to each Fund as follows:

                                Fees       Amount of
Name of Fund                   Earned     Fee Waiver*
-----------------------------------------------------
Vista Treasury Plus Money   $   22,663     $22,663
  Market
Vista Federal Money            389,075      118,975
  Market
Vista New York Tax Free        381,647            0
  Money Market
Vista California Tax Free   $   55,870     $ 44,112
  Money Market
Vista U.S. Government        1,440,186            0
  Money Market
Vista Prime Money Market       352,679      216,306
Vista California               102,004      102,004
  Immediate Tax Free
Vista New York Tax Free        333,493      219,772
  Income
Vista Tax Free Income          307,093      287,095

Chase also serves as the Administrator to each Fund. For the fiscal year ended August 31, 1995, Chase accrued administration fees, and waived such fees with respect to each Fund, as follows:

                                Fees       Amount of
Name of Fund                   Earned     Fee Waiver*
-------------------------     ---------   ------------
Treasury Plus Money           $ 11,331      $11,331
  Market
Federal Money Market           194,538       61,243
New York Tax Free Money        190,823            0
  Market
California Tax Free Money       21,527       27,935
  Market
U.S. Government Money          720,693            0
  Market
Prime Money Market             176,340       88,982
Vista California                34,001       34,001
  Immediate Tax Free
Vista New York Tax Free        111,164       81,265
  Income
Vista Tax Free Income          102,364       64,572

--------------
*This voluntary waiver and/or limitation is currently in effect but may be terminated.

ADDITIONAL INFORMATION

Additional information concerning the Adviser, the Administrator and the Sub-Administrator is set forth under "Additional Information" under Proposal 1.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of the New Advisory Agreement and CAM Inc. Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL

                                  PROPOSAL 9
                       APPROVAL OR DISAPPROVAL OF A NEW
                    INVESTMENT ADVISORY AGREEMENT BETWEEN
              EACH FUND AND THE CHASE MANHATTAN BANK, N.A. (AND
              THE SUCCESSOR ENTITY THERETO), AND A SUB-ADVISORY
               AGREEMENT BETWEEN THE CHASE MANHATTAN BANK, N.A.
                 (AND THE SUCCESSOR ENTITY THERETO) AND TEXAS
                     COMMERCE BANK, NATIONAL ASSOCIATION


This Proposal relates to the Vista Tax-Free Money Market Fund and Vista Global Money Market Fund only.

INTRODUCTION

The Chase Manhattan Bank, N.A., the current investment adviser of the Funds (as used herein, the term "Chase" refers to The Chase Manhattan Bank, N.A. and its successor in the Bank Merger, and the term "Adviser" means Chase (including its successor in the Bank Merger) in its capacity as Adviser to the Funds) recommended to the Board that the Trust enter into a new Investment Advisory Agreement, on behalf of each of the Vista Tax Free Money Market Fund and Vista Global Money Market Fund (collectively, for purposes of this proposal, the "Funds"), and the Adviser (the "New Advisory Agreement") effective as soon as practicable after the approval of shareholders. The Adviser also recommended to the Board that the Adviser be permitted to utilize the services of an affiliate of the Adviser, Texas Commerce Bank, National Association ("TCB"), to render advisory services to the Funds. TCB will be retained pursuant to a proposed Sub-Advisory Agreement (the "TCB Agreement"). The Board has approved, and recommends that the shareholders of each Fund approve, the New Advisory Agreement and TCB Agreement (collectively, for purposes of this Proposal, the "Agreements"). In addition, the Board of Trustees approved the continuation of the Agreements after the Bank Merger, on the same terms and conditions as in effect immediately prior to the merger (except for effective and termination dates) in the event the Agreements are deemed to terminate as a result of the Bank Merger. Approval of Proposal 9 will be deemed approval of such continuation of the Agreements after the Bank Merger.

TCB presently serves as adviser to the Tax Free Money Market Fund and The Cash Management Fund series of The Hanover Funds, Inc. In connection with the Holding Company Merger, it has been proposed to merge the Tax Free Money Market Fund and The Cash Management Fund series of The Hanover Funds, Inc. into the Vista Tax Free Money Market Fund and Vista Gl obal Money Market Fund, respectively, subject to approval by Hanover shareholders. After such mergers, it has been proposed to retain TCB as the sub- adviser to the Vista Global Money Market Fund and Vista Tax Free Money Market Fund. If approved, the New Advisory Agreement will become effective as soon as practicable upon the approval of shareholders and the TCB Agreement will become effective upon the merger of such Funds. The Adviser will manage each Fund until the TCB Agreement becomes effective.

No increase to the contractual fee rates is proposed under the New Advisory Agreement and the Adviser, and not the Funds, will compensate TCB for its services as Sub-Adviser. Therefore, the Funds will not bear any increase in contractual fee rates resulting from the New Advisory Agreement or the TCB Agreement.

New Advisory Agreement. The New Advisory Agreement is, in all material respects, exactly the same as the New Advisory Agreement discussed under Proposal 8 (and a copy of which is attached as Appendix B). Therefore, for a discussion of the relative similarities and differences between the Current and New Agreements and other material information, please see Proposal 8. If the shareholders of a Fund do not approve this Proposal, then Chase will continue to act, commencing on the Holding Company Merger, as the adviser to such Fund under the terms of the Interim Advisory Agreement, assuming Proposal 1 is approved. If the Interim Advisory Agreement is not approved by shareholders, the Board will consider the appropriate course of action for the affected Fund or Funds.

Background. In connection with the Mergers, New Chase intends to rationalize its corporate wide investment management operations in order to more fully take advantage of portfolio management skills that will exist within the various corporate entities controlled by New Chase. As part of this structuring, New Chase would like to consolidate its mutual fund supervisory functions within one entity (Chase), and its portfolio management responsibilities with respect to the Funds within another entity (TCB). Thus, the New Advisory Agreement would provide the Adviser with the ability to utilize the specialized portfolio skills of employees of all its various affiliates, thereby providing the Funds with greater opportunities and flexibility in accessing investment expertise. For the foreseeable future, the Adviser would employ certain members of the Adviser's senior management.

Consideration and Proposal of the TCB Agreement

It is being proposed that the Adviser be permitted to utilize the services of TCB as a sub-adviser under a proposed Investment Sub- Advisory Agreement (the "TCB Agreement") in order to enable the Adviser to more efficiently render advisory services to the Funds. The proposed form of the TCB Agreement is attached as Appendix D and should be read in conjunction with the following.

The Advisers' decision to utilize the services of TCB in a sub- advisory capacity with respect to the Funds was based on various considerations, including the Adviser's desire to consolidate its asset management responsibilities, that TCB provides a wide range of investment management capabilities, including the ability to discriminate among a wide range of potential investments as part of an investment program for each of the Funds, that risk control is integral to its methodology, that it has shown a relative consistency in investment management performance, and the attractiveness of the fee structure and estimated transaction costs that would be incurred.

Based upon the foregoing, the Adviser recommended to the Board of Trustees that, subject to approval by the Board and such Funds' shareholders of the New Advisory Agreement and the TCB Agreement, the Adviser enter into the TCB Agreement with TCB. In considering whether to recommend that the TCB Agreement be approved by shareholders, the Board requested and evaluated various information from the Advisers and TCB relevant to the Advis-ers' decision. In addition, the Board considered various other factors which it deemed to be relevant, including, but not limited to, the fact that TCB presently manages similar funds which will be merged into the Funds, capabilities to be provided by TCB, the stability of its investment staff, the trading systems to be utilized and the potential to minimize transaction costs, the ability to customize portfolios for the Funds, TCB's experience as an investment adviser, and the Adviser's access to the various investment and research resources of TCB.

Description of the TCB Agreement

The proposed arrangement between the Adviser and TCB under the TCB Agreement would enable the Adviser to manage the investment activities of the Funds covered in the TCB Agreement most effectively by delegating to TCB portfolio management duties relating to transactions in the securities held by such Funds. With respect to the day to day management of the Funds under the TCB Agreement, TCB would make decisions concerning, and place all orders for, purchases and sales of securities and help maintain the records relating to such purchases and sales. TCB may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the common control of New Chase; provided that (i) all persons, when providing services under the TCB Agreement, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of TCB.

The Advisers and TCB would bear all expenses in connection with the performance of their respective services and the services under the TCB Agreement.

As investment adviser, the Adviser would oversee the management of the Funds under the TCB Agreement and, subject to the general supervision of the Board of Trustees, would make recommendations and provide guidelines to TCB based on general economic trends and macroeconomic factors. Among the recommendations which may be provided by the Adviser to TCB would be guidelines and benchmarks against which the Funds would be managed. From the fee paid by the Funds under the New Advisory Agreement to the Adviser, the Adviser will bear responsibility for payment of sub-advisory fees to TCB. Therefore, the Funds would not bear any increase in fees resulting from the New Advisory Agreement and the TCB Agreement.

The Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Funds, the Adviser or TCB, unanimously approved the TCB Agreement at a meeting held on December 14, 1995. If approved by shareholders, unless sooner terminated, the TCB Agreement will remain in effect for two years and will thereafter continue for successive one-year periods, provided that such continuation is specifically approved at least annually by the Board of Trustees, or by the vote of a "majority of the outstanding voting securities" of the Funds under the TCB Agreement as defined under the 1940 Act and, in either case, by a majority of the Disinterested Trustees who are not interested persons of the Adviser or TCB, by vote cast in person at a meeting called for such purpose. The TCB Agreement is terminable at any time, without penalty, by vote of the Board of Trustees, by the Advisers, by the vote of "a majority of the outstanding voting securities" of the Funds under the TCB Agreement, or by TCB, upon 60 days' written notice. The TCB Agreement will terminate automatically in the event of its assignment, as defined under the 1940 Act.

In the event that both the New Advisory Agreement and the TCB Agreement are not approved by shareholders of any Fund, neither the New Advisory Agreement nor the TCB Agreement will be implemented for such Funds, and the Interim Advisory Agreement between such Funds and the Adviser will remain in effect. If the Interim Advisory Agreement is not approved by shareholders, the Board will consider the appropriate course of action.

Information About Texas Commerce Bank,
National Association

Texas Commerce Bank, National Association is a national banking association organized under the laws of the United States. TCB is a wholly owned subsidiary of Chemical Banking Corporation and will remain a wholly owned subsidiary of New Chase. Information about the Adviser and its affiliates is set forth above.

The principal executive officers and trustees of TCB are as follows:

John L. Adams, Vice Chairman and Director.

E. William Barnett, Director. Mr Barnett is also Managing Partner of Baker & Botts, L.L.P.

David W. Blegler, Director. Mr. Blegler is also Chairman, President and Chief Executive Officer of ENSERCH Corporation.

Jack S. Blanton, Sr., Director. Mr. Blanton is also President and Chief Executive Officer of Eddy Refining Company.

Alan R. Buckwalter, III, Vice Chairman and Director.

Philip J. Burguieres, Director. Mr. Burguieres is also Chairman, President and Chief Executive Officer of Weatherford International Inc.

Lic. Eugenio Clariond Reyes, Director. Mr. Reyes is also Director General of Grupo IMSA, S.A. de C.V.

William T. Dillard, II, Director. Mr. Dillard is also President and Chief Operating Officer of Dillard Department Stores, Inc.

Charles W. Duncan, Jr., Director.

John H. Duncan, Director.

Gerald R. Ford, Director. Mr. Ford was also the 38th President of the United States.

Dr. Juliet V. Garcia, Director. Dr. Garcia is also President of the University of Texas at Brownsville.

Dennis R. Hendrix. Director. Mr. Hendrix is also Chairman of the PanEnergy Corporation.

Forrest E. Hoglund, Director. Mr. Hoglund is also Chairman and Chief Executive Officer of Enron Oil & Gas Company.

Harold S. Hook, Director. Mr. Hook is also Chairman and Chief Executive Officer of the American General Corporation.

Ray L. Hunt, Director. Mr. Hunt is also Chairman, President and Chief Executive Officer of the Hunt Oil Company.

Woody L. Hunt, Director. Mr. Hunt is also Chairman and Chief Executive Officer of the Hunt Building Corporation.

Robert C. Hunter, Vice Chairman and Director.

Alphonso R. Jackson, Director. Mr. Jackson is also President and Chief Executive Officer of the Dallas Housing Authority.

Don D. Jordan, Director. Mr. Jordan is also Chairman and Chief Executive Officer of Houston Industries, Inc.

Herbert D. Kelleher, Director. Mr. Kelleher is also Chairman, President and Chief Executive Officer of Southwest Airlines.

James C. Kennedy, Director. Mr. Kennedy is also Chairman and Chief Executive Officer of Cox Enterprises, Inc.

Joe Bob Kinsel, Jr., Director. Mr. Kinsel is also President of Kinsel Motors,
Inc.

R. Bruce LaBoon, Director. Mr. LaBoon is also Managing Partner of Liddell, Sapp, Zivley, Hill & LaBoon, L.L.P.

Ben F. Love, Director. Mr. Love is also a retired Chairman and Chief Executive Officer of Texas Commerce Bankshares, Inc.

R. Drayton McLane, Jr., Director. Mr. McLane is also the Owner of the Houston Astros Professional Baseball Team.

Edward D. Miller, Director. Mr. Miller is also Senior Vice Chairman of Chase Manhattan Corporation.

Robert A. Mosbacher, Sr., Director. Mr. Mosbacher is also Chairman of Mosbacher Energy Company.

Constantine S. Nicandros, Director. Mr. Nicandros is also a retired President and Chief Executive Officer of Conoco, Inc.

Robert R. Onstead, Director. Mr. Onstead is also Chairman and Chief Executive Officer of Randall's Food Markets, Inc.

Lawrence G. Rawl, Director. Mr. Rawl is also a retired Chairman and Chief Executive Officer of the Exxon Corporation.

J. Hugh Roff, Jr., Director. Mr. Roff is also Chairman of the Board of PetroUnited Terminals, Inc.

Wayne R. Sanders, Director. Mr. Sanders is also Chairman and Chief Executive Officer of the Kimberly-Clark Corporation.

Marc J. Shapiro, Chairman, President, Chief Executive Officer and Director.

Walter V. Shipley, Director. Mr. Shipley is also Chairman and Chief Executive Officer of the Chemical Banking Corporation.

Cyril Wagner, Jr., Director. Mr. Wagner is also an Oil and Gas Producer.

Isabel Brown Wilson, Director. Ms. Wilson is also Chairman of The Brown Foundation.

William A. Wise, Director. Mr. Wise is also Chairman, President and Chief Executive Officer of the El Paso Natural Gas Company.

The business address of each of the foregoing individuals is P.O. Box 2558 Houston, Texas 77252

The other mutual funds for which TCB serves as adviser and their assets as of December 31, 1995, are:


                                               Total Assets
                                                   as of
                                               12/31/95 (in
The Hanover Investment Funds, Inc.      Fee       Millions)
-----------------------------------------------------------
Hanover Short Term U.S.
  Government Fund                       0.35%    $9.738

The Hanover Funds, Inc.
----------------------
Hanover Cash Management Fund            0.15      1,330
Hanover Tax Free Money Market
  Fund                                  0.15%    $  320

                                Total Assets
                               as of 12/31/95
AVESTA TRUST                   (in Thousands)
---------------------------------------------
Equity Growth Fund                $45,578
Equity Income Fund                 54,985
Balanced Fund                      21,471
Income Fund                        57,452
Core Equity Fund                   24,367
Small Capitalization Fund          12,848
Short-Intermediate Term
  U.S. Government
  Securities Fund                  28,783
U.S. Government Securities
  Fund                              2,877
Intermediate Term Bond Fund         5,031
Risk Manager-Income                 5,369
Risk Manager-Balanced               5,917
Risk Manager-Growth                 2,390
Money Market Fund                  71,310

                                        Fee
                              -----------------------
                              First    Next     Over
AVESTA TRUST                  $250M   $250M    $500M
-----------------------------------------------------
Equity Growth Fund             1.00%   0.90%   0.80%
Equity Income Fund             1.00    0.90    0.80
Balanced Fund                  1.00    0.90    0.80
Income Fund                    1.00    0.90    0.80
Core Equity Fund               1.00    0.90    0.80
Small Capitalization Fund      1.15    1.05    0.95
Short-Intermediate Term
  U.S. Government
  Securities Fund              0.75    0.65    0.55
U.S. Government Securities
  Fund                         0.75    0.65    0.55
Intermediate Term Bond Fund    0.75    0.65    0.55
Risk Manager-Income            1.10    1.00    0.90
Risk Manager-Balanced          1.10    1.00    0.90
Risk Manager-Growth            1.10    1.00    0.90
Money Market Fund              0.65    0.65    0.65


BOARD CONSIDERATIONS

In considering whether to recommend that the New Advisory Agreement and TCB Agreement be approved by shareholders, the Board considered the nature and quality of services to be provided by the Adviser and TCB and comparative data as to advisory fees and expenses, and the Board requested and evaluated such other information from Chase and TCB which the Board deemed to be relevant, including, but not limited to, the Adviser's ability to select and utilize portfolio managers from its affiliates, that TCB presently advises portfolios with similar objectives which will be merged into the Funds, thereby ensuring continuity in management; that the rate at which advisory fees will initially be paid to the Adviser would be identical to the rate at which fees are now paid; and that the New Advisory Agreement would include certain provisions designed to modernize the terms of the agreement and reflect regulatory developments, such as those concerning "soft dollars" and aggregation of orders under regulations and releases recently issued by the SEC.

The Board, including a majority of the Trustees who are not interested persons of the Funds or the Adviser, unanimously approved the New Advisory Agreement and TCB Agreement at a meeting held on December 14, 1995.

FEES AND FEE WAIVERS

Under the Current Advisory Agreement, which is dated August 23, 1994 and was last approved by each Fund's sole shareholder on August 25, 1994, each Fund pays the Adviser (and under the New Advisory Agreement, each Fund would pay the Adviser) a fee, computed daily and paid monthly, at the annual rates set forth below as a percentage of average daily net assets:

Name of Fund                   Fee
-----------------------------------
Vista Tax Free Money Market    .10%
Vista Global Money Market      .10

Under the Current Advisory Agreement, the Interim Advisory Agreement And New Advisory Agreement, the Adviser may periodically reduce all or a portion of its advisory fee with respect to any Fund. In the fiscal period ended August 31, 1995, the Funds paid to the Adviser aggregate investment advisory fees, and the Adviser waived its fees and/or reimbursed expenses to each Fund, as follows:

                                        Amount of
                                        Fee Waiver
                                          and/or
                                         Expense
                              Fees      Reimburse-
Name of Fund                  Paid        ment*
---------------------------------------------------
Vista Tax Free Money      $  440,282     $      0
  Market
Vista Global Money         1,076,339      361,108
  Market

Chase also serves as the Administrator to each Fund. For the fiscal year ended August 31, 1995, Chase received fees, and waived its fees and/or reimbursed expenses to each Fund, as follows:

                                        Amount of
                                        Fee Waiver
                                          and/or
                                         Expense
                              Fees      Reimburse-
Name of Fund                  Paid        ment*
---------------------------------------------------
Vista Tax Free Money       $220,141      $      0
  Market Fund
Vista Global Money          538,164       173,322
  Market Fund

-----------
* This voluntary waiver and/or limitation is currently in effect but may be terminated.


ADDITIONAL INFORMATION

Additional information concerning the Adviser, the Administrator and the Sub-Administrator is set forth under "Additional Information" under Proposal 1.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

Approval of the New Advisory Agreement and TCB Agreement will require the affirmative vote of a "majority of the outstanding voting securities" of the relevant Fund, which for this purpose means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of such Fund or (2) 67% or more of the shares of such Fund present at the meeting if more than 50% of the outstanding shares of such Fund are represented at the meeting in person or by proxy.

              THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL

                              OTHER INFORMATION

The Fund's present Sub-Administrator is Vista Broker Dealer Services, Inc. ("VBDS"), a wholly-owned subsidiary of BISYS Funds Services, Inc. See "Administrator" under Proposal 1. The following are officers of the Trust who may be deemed to have an interest in VBDS by virtue of their status as employees and/or executive officers of VBDS:

                          Position                 Officer of
                          With the                  the Trust
      Name                  Trust            Age      Since
---------------------------------------------------------------
Ann Bergin          Secretary and            35       1995
                    Assistant Treasurer
Martin R. Dean      Treasurer and            31       1995
                    Assistant Secretary

Substantial Shareholders. As of the Record Date, the Trust believed that the following persons beneficially owned more than 5% of the Funds:


              Vista Global Money Market Fund--Vista Class Shares


                                             Percentage of
                               Number of         Class
           Name              Shares Owned     Outstanding
-----------------------------------------------------------
Nysernet Inc.                6,178,032.200         6%
200 Elwood Davis Road
Suite 103
Liverpool, NY 13088
Croydon Company Inc.         5,175,151.000         5%
7272 Morgan Road
Liverpool, NY 13090

             Vista Global Money Market Fund--Institutional Shares


                                 Number of     Percentage of
                                  Shares           Class
            Name                   Owned        Outstanding
--------------------------------------------------------------
Citadel Holding Corp.        14,043,527.560          5%
550 South Hope Street
Los Angeles, CA 90210

Continental Micronesia Inc.  13,925,000.000          5%
P.O. Box 8778T
Taminung, GU 96931

Manhattan Prepaid Health     13,734,633.730          5%
Service Plan, Inc.
475 Riverside Drive
New York, NY 10115

Continental Airways Inc.     33,220,000.000         12%
2929 Allen Parkway
Houston, Texas 77019

Carriers ILA CFS Trust Fund. 21,348,507.460          8%
One Evertrust Plaza
Jersey City, NJ 07302

Associated Food Stores LLC   13,060,585.860          5%
122-20 Merrick Blvd.
Jamaica, NY 11434


                    Vista Treasury Plus Money Market Fund--
                                Premier Shares


                                           Percentage of
                             Number of         Class
          Name             Shares Owned     Outstanding
---------------------------------------------------------
Phototronics              5,447,872.460          8%
Incorporated
15 Sector Road
Brookfield, CT 06804


                    Vista Treasury Plus Money Market Fund--
                             Institutional Shares


                                                    Percentage of
                                     Number of          Class
              Name                  Shares Owned     Outstanding
-------------------------------------------------------------------
Trenwick America                   4,105,303.360          6%
Reinsurance Corp.
Metro Center One Station Place
Stamford, CT 06902
Michigan Strategic Fund            3,375,201.370          5%
Great Lakes Pulp & Fiber Inc.
Indenture dated A/O Dec. 1 94
4 Chase Metrotech Center
Brooklyn, NY 11245


             Vista Federal Money Market Fund--Institutional Shares


                                                   Percentage of
                                     Number of         Class
              Name                 Shares Owned     Outstanding
------------------------------------------------------------------
Health Management Systems, Inc.    7,661,312.190         6%
401 Park Avenue South
New York, NY 10016-8808


            Vista Tax Free Money Market Fund--Institutional Shares


                              Number of     Percentage of
                               Shares           Class
           Name                 Owned        Outstanding
-------------------------    -----------   -------------
Parfums De Coeur LTD      13,012,643.790          6%
85 Old Kings Highway N.
Darien, CT 06820-4724


Voting Information and Discretion of the Persons Named as Proxies. While the Meeting is called to act upon any other business that may properly come before it, at the date of this proxy statement the only business which the management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If any other matters lawfully come before the Meeting, and in all procedural matters at the Meeting, it is the intention that the enclosed proxy shall be voted in accordance with the best judgment of the attorneys named therein, or their substitutes, present and acting at the Meeting.

If at the time any session of the Meeting is called to order a quorum is not present, in person or by proxy, the persons named as proxies may vote those proxies which have been received to adjourn the Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any such proposal. All such adjournments will require the affirmative vote of a majority of the Shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal, in favor of such an adjournment, and will vote those proxies required to be voted against the proposal, against any such adjournment. A vote may be taken on one or more of the proposals in this proxy statement prior to any such adjournment if sufficient votes for its approval have been received and it is otherwise appropriate.

Submission of Proposals for the Next Annual Meeting of the Trust. Under the Trust's Declaration of Trust and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). Therefore, the Trust does not hold shareholder meetings on an annual basis. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Trust at 125 West 55th Street, New York, New York 10019, and must be received by the Trust within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY.

     February 12, 1996

     BY ORDER OF THE BOARD OF TRUSTEES
     OF MUTUAL FUND TRUST

     /s/ Ann Bergin

     Ann Bergin,
     Secretary

                                                                    APPENDIX A


                               FORM OF INTERIM
                        INVESTMENT ADVISORY AGREEMENT
                                   BETWEEN
                              MUTUAL FUND TRUST
                                     AND
                        THE CHASE MANHATTAN BANK, N.A.



   AGREEMENT made this day of , by and between MUTUAL FUND TRUST (the
"Trust") on behalf of the          series of the Trust (the "Fund") and THE
CHASE MANHATTAN BANK, N.A., a national banking association (the "Adviser").

                             W I T N E S S E T H:

   WHEREAS, the Trust is registered as an open-end, diversified management investment company under the Investment Company Act of 1940, as amended (the "Act"); and

   WHEREAS, the Trust and the Adviser desire to enter into an agreement to provide advisory services for the Fund on the terms and conditions hereinafter set forth;

   NOW, THEREFORE, in consideration of the mutual promises and agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, it is hereby agreed by and between the parties hereto as follows:

   1. Appointment. The Adviser agrees, all as more fully set forth herein, to act as investment adviser to the Fund with respect to the investment of its assets and to supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Fund.

   2. Duties and Obligations of the Adviser With Respect to Investments of Assets of the Fund.

      (a) Subject to the succeeding provisions of this section and subject to the direction and control of the Board of Trustees of the Trust, the Adviser shall:

         (i) supervise continuously the investment program of the Fund and the composition of its portfolio;

         (ii) determine what securities shall be purchased or sold by the Fund; and

         (iii) arrange for the purchase and the sale of securities held in the portfolio of the Fund.

      (b) Any investment program furnished by the Adviser under this section shall at all times conform to, and be in accordance with, any requirements imposed by:

         (i) the provisions of the Act and of any rules or regulations in force thereunder;

         (ii) any other applicable provisions of state and federal law;

         (iii) the provisions of the Declaration of Trust and By-Laws of the Trust, as amended from time to time;

         (iv) any policies and determinations of the Board of Trustees of the Trust; and

         (v) the fundamental policies of the Fund, as reflected in its Registration Statement under the Act, as amended from time to time.

      (c) In making recommendations for the Fund, Trust Division personnel of the Adviser will not inquire or take into consideration whether the issuer of securities proposed for purchase or sale for the Fund's account are customers of the Commercial Division of the Adviser. In dealing with commercial customers, the Commercial Division will not inquire or take into consideration whether securities of those customers are held by the Fund.

      (d) The Adviser shall give the Fund the benefit of its best judgment and effort in rendering services hereunder, but the Adviser shall not be liable for any loss sustained by the Fund in connection with the matters to which this Agreement relates, including specifically but not limited to, the calculation of net asset value and the adoption of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. Nothing herein contained shall, however, be construed to protect the Adviser against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under this Agreement.

      (e) Nothing in this Agreement shall prevent the Adviser or any affiliated person (as defined in the Act) of the Adviser from acting as investment adviser or manager for any other person, firm or corporation (including other investment companies) and shall not in any way limit or restrict the Adviser or any such affiliated person from buying, selling or trading any securities for its or their own accounts or for the accounts of others for whom it or they may be acting; provided, however, that the Adviser expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Fund under this Agreement.

      (f) The Fund will supply the Adviser with certified copies of the following documents: (i) the Trust's Declaration of Trust and By-Laws, as amended; (ii) resolutions of the Trust's Board of Trustees and shareholders authorizing the appointment of the Adviser and approving this Agreement;
   (iii) the Trust's Registration Statement, as filed with the SEC; and (iv) the Fund's most recent prospectus and statement of additional information. The Fund will furnish the Adviser from time to time with copies of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

      (g) The Fund will supply, or cause its custodian bank to supply, to the Adviser such financial information as is necessary or desirable for the functions of the Adviser hereunder.

   3. Broker-Dealer Relationships. The Adviser is responsible for decisions to buy and sell securities for the Fund, broker-dealer selection and negotiation of its brokerage commission rates. The Adviser's primary consideration in effecting a security transaction will be execution at the most favorable price. The Fund understands that a substantial majority of the Fund's portfolio transactions will be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to the market makers. In certain instances the Adviser may make purchases of underwritten issues at prices which include underwriting fees. In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration; the best price available; the reliability, integrity and financial condition of the broker or dealer; the size of and difficulty in executing the order; and the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis. Accordingly, the price to the Fund in any transaction may be less favorable than that available from another broker or dealer if the difference is reasonably justified by other aspects of the portfolio execution services offered. Subject to such policies as the Board of Trustees may determine, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused the Fund to pay a broker or dealer that provides brokerage and research services to the Adviser an amount of commission for effecting a portfolio investment transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Fund. The Adviser is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers and dealers who also provide research or statistical material, or other services to the Fund (which material or services may also assist the Adviser in rendering services to other clients). Such allocation shall be in such amounts and proportions as the Adviser shall determine and the Adviser will report on said allocations regularly to the Board of Trustees indicating the brokers to whom such allocations have been made and the basis therefor.

   4. Allocation of Expenses. The Adviser agrees that it will furnish the Fund, at its expense, all office space and facilities, equipment and clerical personnel necessary for carrying out its duties under this Agreement and the keeping of certain accounting records of the Fund. The Adviser agrees that it will supply to any sub-adviser or administrator (the "Administrator") of the Fund all necessary financial information in connection with the Administrator's duties under any Agreement between the Administrator and the Trust. The Adviser will also pay all compensation of all Trustees, officers and employees of the Fund who are "affiliated persons" of the Adviser as defined in the Act. All costs and expenses not expressly assumed by the Adviser under this Agreement or by the Administrator under the administration agreement between it and the Trust shall be paid by the Fund, including, but not limited to (i) fees paid to the Adviser and the Administrator; (ii) interest and taxes; (iii) brokerage commissions; (iv) insurance premiums; (v) compensation and expenses of its Trustees other than those affiliated with the Adviser or the Administrator; (vi) legal, accounting and audit expenses;
(vii) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (viii) expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares, including issuance on the payment of, or reinvestment of, dividends; (ix) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares; (x) expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Fund; (xi) all other expenses incidental to holding meetings of the Fund's shareholders; and (xii) such extraordinary expenses as may arise, including litigation affecting the Fund and the legal obligations which the Trust may have to indemnify its officers and Trustees with respect thereto.

   5. Compensation of the Adviser. (a) For the services to be rendered and the expenses assumed by the Adviser, the Fund shall pay to the Adviser monthly
compensation at an annual rate, of   % [see schedule attached] of the Fund's
average daily net assets. Except as hereinafter set forth, compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If the Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month, compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculation of the fees as set forth above. Subject to the provisions of subsection (b) hereof, payment of the Adviser's compensation for the preceding month shall be made as promptly as possible after completion of the computations contemplated by subsection (b) hereof.

      (b) In the event the operating expenses of the Fund including all investment advisory, sub-advisory and administration fees, for any fiscal year ending on a date on which this Agreement is in effect exceed the expense limitations applicable to the Fund imposed by the securities laws or regulations thereunder of any state in which the Fund's shares are qualified for sale, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses
   (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduc-tion, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable as at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable. For the purposes of this paragraph, the Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Adviser for such fiscal year were it not for this subsection 5(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

   6. Duration, Amendment and Termination. (a) This Agreement shall go into effect as to the Fund on the date set forth above (the "Effective Date") and shall, unless terminated as hereinafter provided, continue in effect until May 30, 1996, unless the Fund shareholders approve the Agreement prior to such date. Upon approval by shareholders, this agreement shall, unless terminated as hereinafter provided, continue in effect for two years from the date of such approval and shall continue from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees of the Trust, including the vote of a majority of the Trustees who are not parties to this Agreement or "interested persons" (as defined in the Act) of any such party cast in person at a meeting called for the purpose of voting on such approval, or by the vote of the holders of a "majority" (as so defined) of the outstanding voting securities of the Fund and by such a vote of the Trustees.

      (b) This Agreement may not be amended except in accordance with the provisions of the Act, including specifically, the provisions of the Act and the rules and regulations thereunder regarding series votes by shareholders of the Fund.

      (c) This Agreement may be terminated by the Adviser at any time without penalty upon giving the Fund sixty (60) days' written notice (which notice may be waived by the Fund) and may be terminated by the Fund at any time without penalty upon giving the Adviser sixty (60) days' written notice (which notice may be waived by the Adviser), provided that such termination by the Fund shall be approved by the vote of a majority of all the Trustees in office at the time or by the vote of the holders of a majority (as defined in the Act) of the voting securities of the Fund at the time outstanding and entitled to vote. This Agreement may only be terminated in accordance with the provisions of the Act, and shall automatically terminate in the event of its assignment (as defined in the Act).

   7. Board of Trustees Meeting. The Fund agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Fund will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

   8. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party, it is agreed that the address of the Fund for this purpose shall be 125 West 55th Street, New York, New York 10019, and that of the Adviser shall be One Chase Manhattan Plaza, New York, New York 10081.

   9. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act, as amended, shall be resolved by reference to such term or provision of the Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission issued pursuant to said Act. In addition, where the effect of a requirement of the Act, reflected in any provision of this Agreement is revised by rule, regulation or order of the Securities and Exchange
Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

   IN WITNESS WHEREOF, the parties hereto have caused the foregoing instrument to be executed by their duly authorized officers and their seals to be hereunder affixed, all as of the day and year first above written.

                                 MUTUAL FUND TRUST
                                 By:
                                    ----------------------------------
                                 Name:

                                 Title:

ATTEST:

                                 THE CHASE MANHATTAN BANK, N.A.
                                 By:
                                    ----------------------------------
                                 Name:

                                 Title:

ATTEST:

Schedule A



 Fund:                                               Fee:
------                                              ------
 1. Vista California Tax Free Money Market Fund      0.10%
 2. Vista New York Tax Free Money Market Fund        0.10
 3. Vista Tax Free Money Market Fund                 0.10
 4. Vista U.S. Government Money Market Fund          0.10
 5. Vista Global Money Market Fund                   0.10
 6. Vista Federal Money Market Fund                  0.10
 7. Vista Treasury Plus Money Market Fund            0.10
 8. Vista Prime Money Market Fund                    0.10
 9. Vista Tax Free Income Fund                       0.30
10. Vista New York Tax Free Income Fund              0.30
11. Vista California Intermediate Tax Free Fund      0.30


                                                                    APPENDIX B



                                 FORM OF NEW
                        INVESTMENT ADVISORY AGREEMENT
                                   BETWEEN
                              MUTUAL FUND TRUST
                                     AND
                        THE CHASE MANHATTAN BANK, N.A.
                              AND ITS SUCCESSOR


   AGREEMENT made this day of , 1996, by and between Mutual Fund Trust, a Massachusetts business trust which may issue one or more series of shares (hereinafter the "Trust"), and The Chase Manhattan Bank, N.A., a national banking association and its successor, The Chase Manhattan Bank, a New York state chartered bank (hereinafter the "Adviser").

   WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

   WHEREAS, the Trust desires to retain the Adviser to furnish investment advisory services in connection with the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Adviser represents that it is willing and possesses legal authority to so furnish such services;

   NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. Structure of Agreement. The Trust is entering into this Agreement on behalf of the Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall refer to each Fund severally and not jointly. No individual Fund shall have any responsibility for any obligation with respect to any other Fund arising out of this Agreement. Without otherwise limiting the generality of the foregoing,

      (a) any breach of any term of this Agreement regarding the Trust with respect to any one Fund shall not create a right or obligation with respect to any other Fund;

      (b) under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other Fund; and

      (c) the business and contractual relationships created by this Agreement, the consideration for entering into this Agreement, and the consequences of such relationships and consideration relate solely to the Trust and the particular Fund to which such relationship and consideration applies.

   2. Delivery of Documents. The Trust has delivered to the Adviser copies of each of the following documents and will deliver to it all future amendments and supplements thereto, if any:

      (a) The Trust's Declaration of Trust;

      (b) The By-Laws of the Trust;

      (c) Resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of this Agreement;

      (d) The Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), on Form N-1A as filed with the Securities and Exchange Commission (the "Commission") on July 18, 1994 and all subsequent amendments thereto relating to the Funds (the "Registration Statement");

      (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

      (f) Prospectuses and Statements of Additional Information of the Funds (collectively, the "Prospectuses").

   3. Appointment.

      (a) General. The Trust hereby appoints the Adviser to act as investment adviser to the Funds for the period and on the terms set forth in this Agreement. The Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      (b) Employees of Affiliates. The Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser to the Trust under applicable laws and are under the control of The Chase Manhattan Corporation, the parent of the Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Adviser.

      (c) Sub-Advisers. It is understood and agreed that the Adviser may from time to time employ or associate with such other entities or persons as the Adviser believes appropriate to assist in the performance of this Agreement with respect to a particular Fund or Funds (each a "Sub-Adviser"), and that any such Sub-Adviser shall have all of the rights and powers of the Adviser set forth in this Agreement; provided that a Fund shall not pay any additional compensation for any Sub- Adviser and the Adviser shall be as fully responsible to the Trust for the acts and omissions of the Sub-Adviser as it is for its own acts and omissions; and provided further that the retention of any Sub-Adviser shall be approved in advance by (i) the Board of Trustees of the Trust and (ii) the shareholders of the relevant Fund if required under any applicable provisions of the 1940 Act. The Adviser will review, monitor and report to the Trust's Board of Trustees regarding the performance and investment procedures of any Sub-Adviser. In the event that the services of any Sub-Adviser are terminated, the Adviser may provide investment advisory services pursuant to this Agreement to the Fund without a Sub-Adviser and without further shareholder approval, to the extent consistent with the 1940 Act. A Sub-Adviser may be an affiliate of the Adviser.

   4. Investment Advisory Services.

      (a) Management of the Funds. The Adviser hereby undertakes to act as investment adviser to the Funds. The Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

         (i) supervise all aspects of the operations of the Trust and each Fund;

         (ii) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Adviser may deem desirable for inclusion in a Fund's portfolio;

         (iii) determine which issuers and securities shall be included in the portfolio of each Fund;

         (iv) furnish a continuous investment program for each Fund;

         (v) in its discretion and without prior consultation with the Trust, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

         (vi) take, on behalf of each Fund, all actions the Adviser may deem necessary in order to carry into effect such investment program and the Adviser's functions as provided above, including the making of appropriate periodic reports to the Trust's Board of Trustees.

      (b) Covenants. The Adviser shall carry out its investment advisory and supervisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in:

         (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time;

         (ii) the Company's Trust Instrument, By-Laws or other governing instruments, as amended from time to time;
      (iii) the 1940 Act;

         (iv) other applicable laws; and

         (v) such other investment policies, procedures and/or limitations as may be adopted by the Company with respect to a Fund and provided to the Adviser in writing. The Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Company's Board of Trustees. The management of the Funds by the Adviser shall at all times be subject to the review of the Company's Board of Trustees.

      (c) Books and Records. The Adviser shall keep each Fund's books and records required by applicable law to be maintained by the Funds with respect to advisory services. The Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Adviser further agrees to preserve for the periods prescribed by the 1940 Act any such records of the Fund required to be preserved by such Rule.

      (d) Reports, Evaluations and other services. The Adviser shall furnish reports, evaluations, information or analyses to the Trust with respect to the Funds and in connection with the Adviser's services hereunder as the Trust's Board of Trustees may request from time to time or as the Adviser may otherwise deem to be desirable. The Adviser shall make recommendations to the Trust's Board of Trustees with respect to Trust policies, and shall carry out such policies as are adopted by the Board of Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

      (e) Purchase and Sale of Securities. The Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the

   Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Adviser or otherwise materially adverse to such other accounts.

      (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Adviser, the Funds and/or the other accounts over which the Adviser exercises investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Adviser with respect to accounts over which it exercises investment discretion. The Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to the benefits to the Funds.

      (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Adviser's reasonable judgment, such aggregation
   (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

   5. Expenses.

      (a) The Adviser shall, at its expense, provide the Funds with office space, furnishings and equipment and personnel required by it to perform the services to be provided by the Adviser pursuant to this Agreement. The Adviser also hereby agrees that it will supply to any sub-adviser or administrator (the "Administrator") of a Fund all necessary financial information in connection with the Administrator's duties under any Agreement between the Administrator and the Trust.

      (b) Except as provided in subparagraph (a), the Trust shall be responsible for all of the Funds' expenses and liabilities, including, but not limited to, taxes; interest; fees (including fees paid to its trustees who are not affiliated with the Adviser or any of its affiliates); fees payable to the Securities and Exchange Commission; state securities qualification fees; association membership dues; costs of preparing and printing Prospectuses for regulatory purposes and for distribution to existing shareholders; advisory and administration fees; charges of the custodian and transfer agent; insurance premiums; auditing and legal expenses; costs of shareholders' reports and shareholders' meetings; any extraordinary expenses; and brokerage fees and commissions, if any, in connection with the purchase or sale of portfolio securities.

   6. Compensation.

      (a) In consideration of the services to be rendered by the Adviser under this Agreement, the Trust shall pay the Adviser monthly fees on the first Business Day (as defined in the Prospectuses) of each month based upon the average daily net assets of each Fund during the preceding month (as determined on the days and at the time set forth in the Prospectuses for determining net asset value per share) at the annual rate set forth opposite the Fund's name on Schedule A attached hereto. If the fees payable to the Adviser pursuant to this paragraph begin to accrue before the end of any month or if this Agreement terminates before the end of any month, the fees for the period from such date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Funds' net assets shall be computed in the manner specified in the Prospectuses and the Articles for the computation of the value of the Funds' net assets in connection with the determination of the net asset value of shares of the Funds' capital stock.

      (b) If the aggregate expenses incurred by, or allocated to, each Fund in any fiscal year shall exceed the lowest expense limitation, if applicable to such Fund, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Adviser's fee shall be applicable. For the purposes of this paragraph, the Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Adviser for such fiscal year were it not for this subsection 6(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

      (c) In consideration of the Adviser's undertaking to render the services described in this Agreement, the Trust agrees that the Adviser shall not be liable under this Agreement for any error of judgment or mistake of law or for any act or omission or loss suffered by the Trust in connection with the performance of this Agreement, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Investment Adviser against any liability to the Trust or its stockholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this Agreement or by reason of the Adviser's reckless disregard of its obligations and duties hereunder or breach of fiduciary duty with respect to receipt of compensation.

   7. Non-Exclusive Services. Except to the extent necessary to perform the Investment Adviser's obligations under this Agreement, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, including any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

   8. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date"), provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

      (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph, this Agreement shall continue in force for two years from the date hereof and shall continue in effect from year to year thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Fund.

      (b) This Agreement may be modified by mutual consent, such consent on the part of the Trust to be authorized by vote of a majority of the outstanding voting securities of each Fund.

      (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph, the terms of any continuance or modification of this Agreement must have been approved by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

      (d) Either party hereto may, at any time on sixty (60) days prior written notice to the other, terminate this Agreement, without payment of any penalty, by action of its Trustees or Board of Trustees, as the case may be, or by action of its authorized officers or, with respect to a Fund, by vote of a majority of the outstanding voting securities of that Fund. This Agreement may remain in effect with respect to a Fund even if it has been terminated in accordance with this paragraph with respect to the other Funds. This Agreement shall terminate automatically in the event of its assignment as that term is defined under the 1940 Act..

   9. Board of Trustees Meetings. The Trust agrees that notice of each meeting of the Board of Trustees of the Trust will be sent to the Adviser and that the Trust will make appropriate arrangements for the attendance (as persons present by invitation) of such person or persons as the Adviser may designate.

   10. Governing Law. This Agreement shall be governed by the laws of the State of New York.

   IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.

CHASE ASSET MANAGEMENT, INC.               THE CHASE MANHATTAN BANK, N.A.

By:----------------------------------      By:--------------------------------
   Name:                                      Name

   Title:                                     Title:

Schedule A

 Fund:                                               Fee:
------                                              ------
 1. Vista California Tax Free Money Market Fund      0.10%
 2. Vista New York Tax Free Money Market Fund        0.10
 3. Vista Tax Free Money Market Fund                 0.10
 4. Vista U.S. Government Money Market Fund          0.10
 5. Vista Global Money Market Fund                   0.10
 6. Vista Federal Money Market Fund                  0.10
 7. Vista Treasury Plus Money Market Fund            0.10
 8. Vista Prime Money Market Fund                    0.10
 9. Vista Tax Free Income Fund                       0.30
10. Vista New York Tax Free Income Fund              0.30
11. Vista California Intermediate Tax Free Fund      0.30

                                                                    APPENDIX C


                                   FORM OF
                                   PROPOSED
                       INVESTMENT SUBADVISORY AGREEMENT
                                   BETWEEN
                        THE CHASE MANHATTAN BANK, N.A.
                            AND ITS SUCCESSOR AND
                         CHASE ASSET MANAGEMENT, INC.


   AGREEMENT made as of the day of , 1996, by and between The Chase Manhattan Bank, N.A., a national banking association and its successor, The Chase Manhattan Bank, a New York State chartered bank (the "Adviser"), and Chase Asset Management, Inc., a Delaware corporation (the "Sub-Adviser").

   WHEREAS, the Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

   WHEREAS, the Adviser provides investment advisory services to the series of Mutual Fund Trust, a Massachusetts business trust (the "Trust"), an open-end, management investment company registered under the Investment Trust Act of 1940, as amended (the "1940 Act") which serves as the underlying investment for certain variable annuity contracts issued by insurance company separate accounts, pursuant to an Investment Advisory Agreement dated
        , 1996 (the "Advisory Agreement"); and

   WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment subadvisory services in connection with the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

   NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. Appointment.

      (a) General. The Adviser hereby appoints the Sub-Adviser to act as investment subadviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      (b) Employees of Affiliates. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment subadviser to the Funds under applicable laws and are under the control of New Chase, the parent of the Sub-Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser.

   2. Delivery of Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

      (a) the Trust's Declaration of Trust;

      (b) the By-Laws of the Trust;

      (c) resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of the Advisory Agreement and this Agreement;

      (d) the most recent Post-Effective Amendment to the Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

      (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

      (f) the currently effective Prospectuses and Statements of Additional Information of the Funds.

   3. Investment Advisory Services.

      (a) Management of the Funds. The Sub-Adviser hereby undertakes to act as investment subadviser to the Funds. The Sub- Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

         (i) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the portfolio of each Fund and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in a Fund's portfolio;

         (ii) determine which issuers and securities shall be included in the portfolio of each Fund;


         (iii) furnish a continuous investment program for each Fund;


         (iv) in its discretion, and without prior consultation, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

         (v) take, on behalf of each Fund, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate periodic reports to the Adviser and the Trust's Board of Trustees.

      (b) Covenants. The Sub-Adviser shall carry out its investment subadvisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in:

         (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time;

         (ii) the Trust's Declaration of Trust, By-Laws or other governing instruments, as amended from time to time;

         (iii) the 1940 Act;

         (iv) the provisions of the Internal Revenue Code of 1986, as amended, including Subchapters L and M, relating to Variable Contracts and regulated investment companies, respectively;

         (v) other applicable laws; and

         (vi) such other investment policies, procedures and/or limitations as may be adopted by the Trust with respect to a Fund and provided to the Adviser in writing. The management of the Funds by the Adviser shall at all times be subject to the review of the Trust's Board of Trustees.

      (c) Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to subadvisory services rendered hereunder. The Sub-Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

      (d) Reports, Evaluations and other services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Trust with respect to the Funds and in connection with the Sub-Adviser's services hereunder as the Adviser and/or the Trust's Board of Trustees may request from time to time or as the Sub-Adviser may otherwise deem to be desirable. The Sub-Adviser shall make recommendations to the Adviser and the Trust's Board of Trustees with respect to the Trust's policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser may, subject to review by the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

      (e) Purchase and Sale of Securities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

      (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser, the Funds, and/or the other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to their benefits to the Funds.

      (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation

         (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients. 4. Representations and Warranties.

     (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

         (i) The Sub-Adviser is a corporation duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         (ii) The Sub-Adviser is registered as an investment adviser with the Commission under the Advisers Act, and is registered or licensed as an investment adviser under the laws of all applicable jurisdictions. The Sub-Adviser shall maintain such registrations or licenses in effect at all times during the term of this Agreement.

         (iii) The Sub-Adviser at all times shall provide its best judgment and effort to the Adviser in carrying out the Sub- Adviser's obligations hereunder.

      (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

         (i) The Adviser is a national banking association duly organized and in good standing under the laws of the United States and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         (ii) The Trust has been duly organized as a business trust under the laws of the State of Massachusetts.

         (iii) The Trust is registered as an investment company with the Commission under the 1940 Act, and shares of the each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

   5. Compensation.

      (a) As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, with respect to each Fund, the Adviser shall pay to the Sub-Adviser (or cause to be paid by the Trust directly to the Sub- Adviser) a fee, which shall be accrued daily and paid in arrears on the first business day of each month, at an annual rate to be determined between the parties hereto from time to time, as a percentage of the average daily net assets of the Fund during the preceding month (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information). Average daily net assets shall be based upon determinations of net assets made as of the close of business on each business day throughout such month. The fee for any partial month shall be calculated on a proportionate basis, based upon average daily net assets for such partial month. As a percentage of average daily net assets.

      (b) The Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and shall be in writing and signed by the parties hereto.


      (c) If the aggregate expenses incurred by, or allocated to, each Fund in any fiscal year shall exceed the lowest expense limitation, if applicable to such Fund, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Sub- Adviser's fee shall be applicable. For the purposes of this paragraph, the Sub-Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Sub-Adviser for such fiscal year were it not for this subsection 5(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

   6. Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust or the Adviser are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust or the Adviser.

   7. Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions) purchased for or sold by the Funds.

   8. Non-Exclusive Services; Limitation of Sub-Adviser's Liability. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser may render similar services to others and engage in other activiti. The Sub-Adviser and its affiliates may enter into other agreements with the Funds, the Trust or the Adviser for providing additional services to the Funds, the Trust or the Adviser which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Trust, a Fund, or any shareholder of a Fund in connection with the performance of this Agreement.

   9. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date") provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

      (a) This Agreement shall continue in force for two years from the Effective Date. Thereafter, this Agreement shall continue in effect as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Fund.

      (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

      (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement as to any Fund(s) at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. A termination of the Sub-Adviser may be effected as to any particular Fund by the Adviser, by a vote of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment.

   10. Limitation of Liability of Trustees and Shareholders. The Sub-Adviser acknowledges the following limitation of liability:

   The terms "Mutual Fund Trust" and "Trustees of Mutual Trust" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Massachusetts, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "Mutual Fund Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

   11. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

   12. Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

   13. Structure of Agreement. The Adviser and Sub-Adviser are entering into this Agreement with regard to the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall be deemed to be effective as between the Adviser and Sub-Adviser in connection with each Fund severally and not jointly. This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Sub-Adviser, on the other hand, and is not intended to and shall not govern
(i) the relationship between the Adviser or Sub-Adviser and any Fund, or (ii) the relationships among the respective Funds.

   14. Governing Law. This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

   15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

   16. Notices. Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at or at such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at or at such other address or to such individual as shall be so specified by the Sub-Adviser to the Adviser. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.

CHASE ASSET MANAGEMENT, INC.                   THE CHASE MANHATTAN BANK, N.A.
By:-----------------------------               By:----------------------------
   Name:                                          Name

   Title:                                         Title:

Schedule A

 Fund:
------
 1.    Vista California Tax Free Money Market Fund
 2.    Vista New York Tax Free Money Market Fund
 3.    Vista U.S. Government Money Market Fund
 4.    Vista Federal Money Market Fund
 5.    Vista Treasury Plus Money Market Fund
 6.    Vista Prime Money Market Fund
 7.    Vista Tax Free Income Fund
 8.    Vista New York Tax Free Income Fund
 9.    Vista California Intermediate Tax Free Income Fund

                                                                    APPENDIX D

                                   FORM OF
                                   PROPOSED
                       INVESTMENT SUBADVISORY AGREEMENT
                                   BETWEEN
                        THE CHASE MANHATTAN BANK, N.A.
                              AND ITS SUCCESSOR
                                     AND
                  TEXAS COMMERCE BANK, NATIONAL ASSOCIATION


   AGREEMENT made as of the day of , 1996, by and between The Chase Manhattan Bank, N.A., a national banking association and its successor, the Chase Manhattan Bank, a New York State chartered bank (the "Adviser"), and Texas Commerce Bank, National Association, a national banking association (the "Sub-Adviser").

   WHEREAS, the Adviser provides investment advisory services to the series of Mutual Fund Trust, a Massachusetts business trust (the "Trust"), which is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), pursuant to an Investment Advisory Agreement dated the same date hereof (the "Advisory Agreement");

   WHEREAS, the Sub-Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"); and

   WHEREAS, the Adviser desires to retain the Sub-Adviser to furnish investment subadvisory services in connection with the series of the Trust listed on Schedule A (each, a "Fund" and collectively, the "Funds"), and the Sub-Adviser represents that it is willing and possesses legal authority to so furnish such services;

   NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

   1. Appointment.

      (a) General. The Adviser hereby appoints the Sub-Adviser to act as investment subadviser to the Funds for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to furnish the services herein set forth for the compensation herein provided.

      (b) Employees of Affiliates. The Sub-Adviser may, in its discretion, provide such services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment subadviser to the Funds under applicable laws and are under the control of The Chase Manhattan Corporation, the parent of the Sub-Adviser; provided that (i) all persons, when providing services hereunder, are functioning as part of an organized group of persons, and (ii) such organized group of persons is managed at all times by authorized officers of the Sub-Adviser.

   2. Delivery of Documents. The Adviser has delivered to the Sub-Adviser copies of each of the following documents along with all amendments thereto through the date hereof, and will promptly deliver to it all future amendments and supplements thereto, if any:

      (a) the Trust's Declaration of Trust;

      (b) the By-Laws of the Trust;

      (c) resolutions of the Board of Trustees of the Trust authorizing the execution and delivery of the Advisory Agreement and this Agreement;

      (d) the most recent Post-Effective Amendment to the Trust's Registration Statement under the Securities Act of 1933, as amended (the "1933 Act"), and the 1940 Act, on Form N-1A as filed with the Securities and Exchange Commission (the "Commission");

      (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission; and

      (f) the currently effective Prospectuses and Statements of Additional Information of the Funds.

   3. Investment Advisory Services.

      (a) Management of the Funds. The Sub-Adviser hereby undertakes to act as investment subadviser to the Funds. The Sub- Adviser shall regularly provide investment advice to the Funds and continuously supervise the investment and reinvestment of cash, securities and other property composing the assets of the Funds and, in furtherance thereof, shall:

         (i) obtain and evaluate pertinent economic, statistical and financial data, as well as other significant events and developments, which affect the economy generally, the Funds' investment programs, and the issuers of securities included in the Funds' portfolios and the industries in which they engage, or which may relate to securities or other investments which the Sub-Adviser may deem desirable for inclusion in a Fund's portfolio;

         (ii) determine which issuers and securities shall be included in the portfolio of each Fund;

         (iii) furnish a continuous investment program for each Fund;

         (iv) in its discretion, and without prior consultation, buy, sell, lend and otherwise trade any stocks, bonds and other securities and investment instruments on behalf of each Fund; and

         (v) take, on behalf of each Fund, all actions the Sub-Adviser may deem necessary in order to carry into effect such investment program and the Sub-Adviser's functions as provided above, including the making of appropriate periodic reports to the Adviser and the Trust's Board of Trustees.

      (b) Covenants. The Sub-Adviser shall carry out its investment subadvisory responsibilities in a manner consistent with the investment objectives, policies, and restrictions provided in:

         (i) each Fund's Prospectus and Statement of Additional Information as revised and in effect from time to time;

         (ii) the Trust's Declaration of Trust, By-Laws or other governing instruments, as amended from time to time;

         (iii) the 1940 Act;

         (iv) other applicable laws; and

         (v) such other investment policies, procedures and/or limitations as may be adopted by the Trust or the Adviser with respect to a Fund and provided to the Sub-Adviser in writing. The Sub-Adviser agrees to use reasonable efforts to manage each Fund so that it will qualify, and continue to qualify, as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and regulations issued thereunder (the "Code"), except as may be authorized to the contrary by the Trust's Board of Trustees. The management of the Funds by the Sub- Adviser shall at all times be subject to the review of the Adviser and the Trust's Board of Trustees.

      (c) Books and Records. Pursuant to applicable law, the Sub-Adviser shall keep each Fund's books and records required to be maintained by, or on behalf of, the Funds with respect to subadvisory services rendered hereunder. The Sub-Adviser agrees that all records which it maintains for a Fund are the property of the Fund and it will promptly surrender any of such records to the Fund upon the Fund's request. The Sub-Adviser further agrees to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records of the Fund required to be preserved by such Rule.

      (d) Reports, Evaluations and other services. The Sub-Adviser shall furnish reports, evaluations, information or analyses to the Adviser and the Trust with respect to the Funds and in connection with the Sub-Adviser's services hereunder as the Adviser and/or the Trust's Board of Trustees may request from time to time or as the Sub-Adviser may otherwise deem to be desirable. The Sub-Adviser shall make recommendations to the Adviser and the Trust's Board of Trustees with respect to the Trust's policies, and shall carry out such policies as are adopted by the Board of Trustees. The Sub-Adviser may, subject to review by the Adviser, furnish such other services as the Sub-Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Agreement.

      (e) Purchase and Sale of Securities. The Sub-Adviser shall place all orders for the purchase and sale of portfolio securities for each Fund with brokers or dealers selected by the Sub-Adviser, which may include brokers or dealers affiliated with the Adviser or the Sub-Adviser to the extent permitted by the 1940 Act and the Trust's policies and procedures applicable to the Funds. The Sub-Adviser shall use its best efforts to seek to execute portfolio transactions at prices which, under the circumstances, result in total costs or proceeds being the most favorable to the Funds. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, research services provided to the Sub-Adviser, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In no event shall the Sub-Adviser be under any duty to obtain the lowest commission or the best net price for any Fund on any particular transaction, nor shall the Sub-Adviser be under any duty to execute any order in a fashion either preferential to any Fund relative to other accounts managed by the Sub-Adviser or otherwise materially adverse to such other accounts.

      (f) Selection of Brokers or Dealers. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Sub-Adviser, the Funds, and/or the other accounts over which the Sub-Adviser exercises investment discretion. The Sub-Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Adviser determines in good faith that the total commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to accounts over which it exercises investment discretion. The Sub-Adviser shall report to the Board of Trustees of the Trust regarding overall commissions paid by the Funds and their reasonableness in relation to their benefits to the Funds.

      (g) Aggregation of Securities Transactions. In executing portfolio transactions for a Fund, the Sub-Adviser may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other Funds or its other clients if, in the Sub-Adviser's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Fund, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Trust's registration statement and the Fund's Prospectus and Statement of Additional Information. In such event, the Sub-Adviser will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Fund and such other clients.

   4. Representations and Warranties.

      (a) The Sub-Adviser hereby represents and warrants to the Adviser as follows:

         (i) The Sub-Adviser is a corporation duly organized and in good standing under the laws of the United States and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         (ii) The Sub-Adviser at all times shall provide its best judgment and effort to the Adviser in carrying out the Sub- Adviser's obligations hereunder.

      (b) The Adviser hereby represents and warrants to the Sub-Adviser as follows:

         (i) The Adviser is a national banking association duly organized and in good standing under the laws of the United States and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder.

         (ii) The Trust has been duly organized as a business trust under the laws of the State of Massachusetts.

         (iii) The Trust is registered as an investment company with the Commission under the 1940 Act, and shares of the each Fund are registered for offer and sale to the public under the 1933 Act and all applicable state securities laws where currently sold. Such registrations will be kept in effect during the term of this Agreement.

   5. Compensation.

      (a) As compensation for the services which the Sub-Adviser is to provide or cause to be provided pursuant to Paragraph 3, with respect to each Fund, the Adviser shall pay to the Sub-Adviser (or cause to be paid by the Trust directly to the Sub- Adviser) a fee, which shall be accrued daily and paid in arrears on the first business day of each month, at an annual rate to be determined between the parties hereto from time to time, as a percentage of the average daily net assets of the Fund during the preceding month (computed in the manner set forth in the Fund's most recent Prospectus and Statement of Additional Information). Average daily net assets shall be based upon determinations of net assets made as of the close of business on each business day throughout such month. The fee for any partial month shall be calculated on a proportionate basis, based upon average daily net assets for such partial month. As a percentage of average daily net assets.

      (b) The Sub-Adviser shall have the right, but not the obligation, to voluntarily waive any portion of the sub-advisory fee from time to time. Any such voluntary waiver will be irrevocable and determined in advance of rendering sub-investment advisory services by the Sub-Adviser, and shall be in writing and signed by the parties hereto.

      (c) If the aggregate expenses incurred by, or allocated to, each Fund in any fiscal year shall exceed the lowest expense limitation, if applicable to such Fund, imposed by state securities laws or regulations thereunder, as such limitations may be raised or lowered from time to time, the Sub-Adviser shall reduce its investment advisory fee, but not below zero, to the extent of its share of such excess expenses; provided, however, there shall be excluded from such expenses the amount of any interest, taxes, brokerage commissions and extraordinary expenses (including but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) paid or payable by the Fund. Such reduction, if any, shall be computed and accrued daily, shall be settled on a monthly basis and shall be based upon the expense limitation applicable to the Fund as at the end of the last business day of the month. Should two or more of such expense limitations be applicable at the end of the last business day of the month, that expense limitation which results in the largest reduction in the Sub- Adviser's fee shall be applicable. For the purposes of this paragraph, the Sub-Adviser's share of any excess expenses shall be computed by multiplying such excess expenses by a fraction, the numerator of which is the amount of the investment advisory fee which would otherwise be payable to the Sub-Adviser for such fiscal year were it not for this subsection 5(b) and the denominator of which is the sum of all investment advisory and administrative fees which would otherwise be payable by the Fund were it not for the expense limitation provisions of any investment advisory or administrative agreement to which the Fund is a party.

   6. Interested Persons. It is understood that, to the extent consistent with applicable laws, the Trustees, officers and shareholders of the Trust or the Adviser are or may be or become interested in the Sub-Adviser as directors, officers or otherwise and that directors, officers and shareholders of the Sub-Adviser are or may be or become similarly interested in the Trust or the Adviser.

   7. Expenses. The Sub-Adviser will pay all expenses incurred by it in connection with its activities under this Agreement other than the cost of securities (including brokerage commissions) purchased for or sold by the Funds.

   8. Non-Exclusive Services; Limitation of Sub-Adviser's Liability. The services of the Sub-Adviser hereunder are not to be deemed exclusive, and the Sub-Adviser may render similar services to others and engage in other activities. The Sub-Adviser and its affiliates may enter into other agreements with the Funds, the Trust or the Adviser for providing additional services to the Funds, the Trust or the Adviser which are not covered by this Agreement, and to receive additional compensation for such services. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, or a breach of fiduciary duty with respect to receipt of compensation, neither the Sub-Adviser nor any of its directors, officers, shareholders, agents, or employees shall be liable or responsible to the Adviser, the Trust, the Funds or to any shareholder of the Funds for any error of judgment or mistake of law or for any act or omission in the course of, or connected with, rendering services hereunder or for any loss suffered by the Adviser, the Trust, a Fund, or any shareholder of a Fund in connection with the performance of this Agreement.

   9. Effective Date; Modifications; Termination. This Agreement shall become effective on the date hereof (the "Effective Date") provided that it shall have been approved by a majority of the outstanding voting securities of each Fund, in accordance with the requirements of the 1940 Act, or such later date as may be agreed by the parties following such shareholder approval.

      (a) This Agreement shall continue in force until two years from the Effective Date and shall continue in effect from year to year thereafter as to each Fund for successive annual periods, provided such continuance is specifically approved at least annually (i) by a vote of the majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by a vote of the Board of Trustees of the Trust or a majority of the outstanding voting securities of the Fund.

      (b) The modification of any of the non-material terms of this Agreement may be approved by a vote of a majority of those Trustees of the Trust who are not interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval.

      (c) Notwithstanding the foregoing provisions of this Paragraph 9, either party hereto may terminate this Agreement as to any Fund(s) at any time on sixty (60) days' prior written notice to the other, without payment of any penalty. A termination of the Sub-Adviser may be effected as to any particular Fund by the Adviser, by a vote of the Trust's Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund. This Agreement shall terminate automatically in the event of its assignment or in the event of the termination of the Advisory Agreement.

  10. Limitation of Liability of Trustees and Shareholders. The Sub-Adviser acknowledges the following limitation of liability:

   The terms "Mutual Fund Trust" and "Trustees of Mutual Fund Trust" refer, respectively, to the trust created and the Trustees, as trustees but not individually or personally, acting from time to time under the Declaration of Trust, to which reference is hereby made and a copy of which is on file at the office of the Secretary of State of the State of Massachusetts, such reference being inclusive of any and all amendments thereto so filed or hereafter filed. The obligations of "Mutual Fund Trust" entered into in the name or on behalf thereof by any of the Trustees, representatives or agents are made not individually, but in such capacities and are not binding upon any of the Trustees, shareholders or representatives of the Trust personally, but bind only the assets of the Trust, and all persons dealing with the Trust or a Fund must look solely to the assets of the Trust or Fund for the enforcement of any claims against the Trust or Fund.

   11. Certain Definitions. The terms "vote of a majority of the outstanding voting securities," "assignment," "control," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act. References in this Agreement to the 1940 Act and the Advisers Act shall be construed as references to such laws as now in effect or as hereafter amended, and shall be understood as inclusive of any applicable rules, interpretations and/or orders adopted or issued thereunder by the Commission.

   12. Independent Contractor. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided herein or authorized by the Board of Trustees of the Trust from time to time, have no authority to act for or represent a Fund in any way or otherwise be deemed an agent of a Fund.

   13. Structure of Agreement. The Adviser and Sub-Adviser are entering into this Agreement with regard to the respective Funds severally and not jointly. The responsibilities and benefits set forth in this Agreement shall be deemed to be effective as between the Adviser and Sub-Adviser in connection with each Fund severally and not jointly. This Agreement is intended to govern only the relationships between the Adviser, on the one hand, and the Sub-Adviser, on the other hand, and is not intended to and shall not govern
(i) the relationship between the Adviser or Sub-Adviser and any Fund, or (ii) the relationships among the respective Funds.

   14. Governing Law. This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act or the Advisers Act.

   15. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

   16. Notices. Notices of any kind to be given to the Adviser hereunder by the Sub-Adviser shall be in writing and shall be duly given if mailed or delivered to the Adviser at or at such other address or to such individual as shall be so specified by the Adviser to the Sub-Adviser. Notices of any kind to be given to the Sub-Adviser hereunder by the Adviser shall be in writing and shall be duly given if mailed or delivered to the Sub-Adviser at or at such other address or to such individual as shall be so specified by the Sub-Adviser tothe Adviser. Notices shall be effective upon delivery.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date written above.


TEXAS COMMERCE BANK,
NATIONAL ASSOCIATION                            THE CHASE MANHATTAN BANK, N.A.



By:-------------------------------             By:----------------------------
   Name:                                          Name

   Title:                                         Title


Schedule A

 Fund:
------
1. Vista Global Money Market Fund
2. Vista Tax Free Money Market Fund

                                                                    APPENDIX E

                              MUTUAL FUND TRUST
                                   FORM OF
                                CLASS A SHARES
              PROPOSED PLAN FOR PAYMENT OF CERTAIN EXPENSES FOR
               DISTRIBUTION OR SHAREHOLDER SERVICING ASSISTANCE


   Distribution Plan (the "Plan") of MUTUAL FUND TRUST, a Massachusetts business trust (the "Trust"), an open-end, non- diversified management investment company registered under the Investment Company Act of 1940, as amended (the "Act"), on behalf of the class of shares designated as the Class A Shares of its Vista Tax Free Income Fund, Vista New York Tax Free Income Fund and Vista California Intermediate Tax Free Income Fund Series, and the Class A Shares of any series of the Trust which may be created in the future, adopted pursuant to Section 12(b) of the Act and Rule 12b-1 promulgated thereunder ("Rule 12b-1").

   1. Principal Underwriter. Vista Broker-Dealer Services, Inc., a Delaware corporation ("the Distributor"), acts as the principal underwriter of the shares of each series of the Trust pursuant to a Distribution and Sub-Administration Agreement.

   2. Distribution Payments.

      (a) The Trust may make payments periodically (i) to the Distributor or to any broker-dealer (a "Broker") who is registered under the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. and who has entered into a selected dealer agreement with the Distributor in a form similar to the one annexed hereto as Exhibit A or (ii) to other persons or organizations ("Servicing Agents") who have entered into shareholder processing and service agreements with the Trust or with the Distributor, in a form similar to the one annexed hereto as Exhibit B, with respect to Trust shares owned by shareholders for which such broker is the dealer or holder of record or such Servicing Agent has a servicing relationship.

      (b) Payments may be made pursuant to the Plan for any advertising and promotional expenses relating to selling efforts of the shares of each series of the Trust, including but not limited to the incremental costs of printing (excluding typesetting) of prospectuses, statements of additional information, annual reports and other periodic reports for distribution to persons who are not shareholders of the Trust; the costs of preparing and distributing any other supplemental sales literature; expenses of certain personnel engaged in the distribution of shares; costs of travel, office expenses (including rent and overhead), equipment, printing, delivery and mailing costs incurred in the distribution of shares.

      (c) The aggregate amount of payments by the Trust in a fiscal year, to brokers, servicing agents, or the Distributor pursuant to paragraphs (a) and (b) shall not exceed .25% of the average daily net assets of each series of the Trust.

      (d) The schedule of such fees and the basis upon which such fees will be paid shall be determined from time to time by the Board of Trustees of the Trust.

   3. Reports. Quarterly, in each year that this Plan remains in effect, the Trust and the Distributor shall prepare and furnish to the Board of Trustees of the Trust a written report, complying with the requirements of Rule 12b-1, setting forth the amounts expended by the Trust under the Plan and purposes for which such expenditures were made.

   4. Approval of Plan. This Plan shall become effective upon approval of the Plan, the form of Selected Dealer Agreement and the form of Shareholder Service Agreement, by the majority votes of both (a) the Trust's Board of Trustees and the Qualified Trustees (as defined in Section 6), cast in person at a meeting called for the purpose of voting on the Plan and (b) the outstanding voting securities of each series of the Trust, as defined in
Section 2(a)(42) of the Act.

   5. Term. This Plan shall remain in effect for one year from its adoption date and may be continued thereafter if this Plan and all related agreements are approved at least annually by a majority vote of the Trustees of the Trust, including a majority of the Qualified Trustees, cast in person at a meeting called for the purpose of voting on such Plan and agreements. This Plan may not be amended in order to increase materially the amount to be spent for distribution assistance without shareholder approval in accordance with Section 4 hereof. All material amendments to this Plan must be approved by a vote of the Board of Trustees of the Trust, and of the Qualified Trustees (as hereinafter defined), cast in person at a meeting called for the purpose of voting thereon.

   6. Termination. This Plan may be terminated as to any series at any time by a majority vote of the Trustees who are not interested persons (as defined in Section 2(a)(19) of the Act) of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (the "Qualified Trustees") or by vote of a majority of the outstanding voting securities of the Trust, as defined in Section 2(a)(42) of the Act.

   7. Nomination of "Disinterested" Trustees. While this Plan shall be in effect, the selection and nomination of the "disinterested" trustees of the Trust shall be committed to the discretion of the Qualified Trustees then in office.

   8. Miscellaneous.

      (a) Any termination or noncontinuance of (i) a selected dealer agreement between the Distributor and a particular broker or (ii) a shareholder service agreement between the Distributor or the Trust and a particular person or organization, shall have no effect on any similar agreements between brokers or other persons and the Distributor of the Trust pursuant to this Plan.

      (b) Neither the Distributor nor the Trust shall be under any obligation because of this Plan to execute any selected dealer agreement with any broker or any shareholder service agreement with any person or organization.

      (c) All agreements with any person or organization relating to the mplementation of this Plan shall be in writing and any agreement related to this Plan shall be subject to termination, without penalty, pursuant to the provisions of Section 6 hereof.

Dated:           , 1996

                                                                     EXHIBIT A

Vista Broker-Dealer Services, Inc.
125 West 55th Street
New York, New York 10019

                      Re: Selected Dealer Agreement for
                          Mutual Fund Trust

Gentlemen:

   We understand that Mutual Fund Trust (the "Trust") has adopted plans (the "Plans") pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act") for making payments to selected brokers for Trust distribution assistance.

   We desire to enter into an Agreement with you for the sale and distribution of the shares of the Premier Funds of the Trust (the "shares") for which you are Distributor and whose shares are offered to the public at net asset value. Upon acceptance of this Agreement by you, we understand that we may offer and sell the shares, subject, however, to all of the terms and conditions hereof and to your right to suspend or terminate the sale of such securities.

   1. We understand that the shares covered by this Agreement will be offered and sold at net asset value without a sales charge. We further understand that all purchase requests and applications submitted by us are subject to acceptance or rejection in the Trust's discretion.

   2. We certify that we are members of the National Association of Securities Dealers, Inc. ("NASD") and agree to maintain membership in said Association, or in the alternative, that we are foreign brokers not eligible for membership in said Association. In either case, we agree to abide by all the rules and regulations of the NASD which are binding upon underwriters and brokers in the distribution of the shares of open-end investment companies, including without limitation, Section 26 of Article III of the Rules of Fair Practice, all of which are incorporated herein as if set forth in full. We further agree to comply with all applicable state and Federal laws and the rules and regulations of authorized regulatory agencies. We agree that we will not sell or offer for sale, the shares in any state or jurisdiction where they are not exempt from or have not been qualified for sale.

   3. We will offer and sell the Shares covered by this Agreement only in accordance with the terms and conditions of its then current Prospectus, and we will make no representations not included in said Prospectus or in any authorized supplemental material supplied by you. We will use our best efforts in the development and promotion of sales of the shares covered by this Agreement and agree to be responsible for the proper instruction and training of all sales personnel employed by us, in order that the shares will be offered in accordance with the terms and conditions of this Agreement and all applicable laws, rules and regulations. We agree to hold you harmless and indemnify you in the event that we, or any of our sales representatives, should violate any law, rule or regulation, or any provisions of this Agreement, which may result in liability to you; and in the event you determine to refund any amount paid by any investor by reason of any such violation on our part, we shall return to you any distribution assistance payments previously paid or allowed by you to us with respect to the transaction for which the refund is made. All expenses which we incur in connection with our activities under this Agreement shall be borne by us.

   4. For purposes of this Agreement "Qualified Accounts" shall mean: accounts of customers of ours who have purchased shares and who use our facilities to communicate with the Trust or to effect redemptions or additional purchases of shares and with respect to which we provide shareholder and administration services, which services may include, without limitation: answering inquiries regarding the Trust; assistance to customers in changing dividend options, account designations and addresses; performance of sub-accounting; establishment and maintenance of shareholder accounts and records; processing purchase and redemption transactions; automatic investment in Trust shares of customer account cash balances; providing periodic statements showing a customer's account balance and the integration of such statements with those of other transactions and balances in the customer's other accounts serviced by us; arranging for bank wires; and such other shareholder services as you reasonably may request, to the extent we are permitted by applicable statute, rule or regulation.

   5. In consideration of the services and facilities described herein, we shall be entitled to receive from you such fees as are set forth in the Plans for Payment of Certain Expenses for Distribution or Shareholder Servicing Assistance. We understand that the payment of such fees has been authorized pursuant to Plans approved by the Board of Trustees and shareholders of certain of the Funds comprising the Trust and shall be paid only so long as this Agreement is in effect.

   6. The frequency of payment, the terms of any right to sell in a territory, and any other supplemental terms, conditions or qualifications for us to receive such payments are subject to change by you from time to time, upon 30 days' written notice. Any orders placed after the effective date of such change shall be subject to the fee rates in effect at the time of receipt of the payment by the Trust or you. Such 30-day period may be waived at your sole option in the event such change increases the distribution assistance payments due us.

   7. Payment for shares shall be made to the Trust and shall be received by the Trust promptly after the acceptance of our order. If such payment is not received by the Trust, we understand that the Trust reserves the right without notice, forthwith to cancel the sale, or, at the Trust's option, to sell the shares ordered by us back to the Trust in which latter case we may be held responsible for any loss, including loss of profit, suffered by the Trust resulting from our failure to make payments aforesaid.

   8. Your obligations to us under this Agreement are subject to all the provisions of any underwriting agreements you have or may enter into with the Trust provided copies thereof have been provided to us. We understand and agree that in performing our services covered by this Agreement we are acting as principal, and you are in no way responsible for the manner of our performance or for any of our acts or omissions in connection therewith. Nothing in this Agreement or in the Plans shall be construed to constitute us or any of our agents, employees or representatives as your agent, partner or employee, or the agent, partner or employee of the Trust.

   9. This Agreement shall terminate automatically (i) in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Act or (ii) in the event the Plans are terminated.

   10. This Agreement may be terminated at any time (without payment of any penalty) by a majority of the "Qualified Trustees" as defined in the Plans or by a vote of a majority of the outstanding voting securities of the Trust as defined in the Plans (on not more than 60 days' written notice to us at our principal place of business). We, on 60 days' written notice addressed to you at your principal place of business, may terminate this Agreement. You may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement, said termination to become effective on the date of mailing notice to us of such termination. Without limiting the generality of the foregoing, any provision hereof to the contrary notwithstanding, our expulsion from the NASD will automatically terminate this Agreement without notice; our suspension from the NASD or violation of applicable state or Federal laws or rules and regulations of authorized regulatory agencies will terminate this Agreement effective upon date of mailing notice to us of such termination. Your failure to terminate for any cause shall not constitute a waiver of your right to terminate at a later date for any such cause.

   11. All communications to you shall be sent to you at your offices at 156 West 56th Street, New York, New York 10019. Any notice to us shall be duly given if mailed or telegraphed to us at the address shown on this Agreement.

   12. This Agreement shall become effective as of the date when it is executed and dated by you below. This Agreement and all the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of New York.


                                        --------------------------------------
                                                   (Broker/Dealer)


                                     By
                                        --------------------------------------
                                        Name:
                                        Title:

                                        --------------------------------------
                                                      (Address)

                                        --------------------------------------
                                        (City)         (State)      (Zip Code)

Accepted:

VISTA BROKER-DEALER SERVICES, INC.
 Distributor

By:
   --------------------------------
   Name:
   Title:

Dated:

                                                                     EXHIBIT B

Mutual Fund Trust
125 West 55th Street
New York, New York 10019

                    Re: Shareholder Service Agreement for
                        Mutual Fund Trust

Gentlemen:

   We understand that Mutual Fund Trust (the "Trust") has adopted plans (the "Plans"), on behalf of the existing series (the "Funds") of the Trust, pursuant to Rule 12b-1 of the Investment Company Act of 1940, as amended (the "Act"), for making payments to certain persons for distribution assistance and shareholder servicing.

   We desire to enter into an Agreement with the Trust for the servicing of shareholders of, and the administration of shareholder accounts in, certain Funds comprising the Trust. Subject to the Trust's acceptance of this Agreement, the terms and conditions of this Agreement, shall be as follows:
1. We shall provide shareholder and administration services for certain shareholders of the Funds who purchase shares of the Funds as a result of their relationship to us, as further designated in Exhibit A hereto ("Qualified Accounts"). Such services may include, without limitation, some or all of the following: answering inquiries regarding the Funds; assistance in changing dividend options, account designations and addresses; performance of sub-accounting; establishment and maintenance of shareholder accounts and records; assistance in processing purchase and redemption transactions; providing periodic statements showing a shareholder's account balance and the integration of such statements with those of other transactions and balances in the shareholder's other accounts serviced by us, if any; and such other information and services as the Trust reasonably may request, to the extent we are permitted by applicable statute, rule or regulation to provide such information or services.

   2. If Fund shares are to be purchased or held by us on behalf of our clients:

      (i) Such shares will be registered in our name or in the name of our nominee. The client will be the beneficial owner of the shares of each Fund purchased and held by us in accordance with the client's instructions and the client may exercise all rights of a shareholder of a Fund. We agree to transmit to the Trust's transfer agent in a timely manner, all purchase orders and redemption requests of our clients and to forward to each client all proxy statements, periodic shareholder reports and other communications received from the Trust by us on behalf of our clients.

      (ii) We agree to transfer to the Trust's transfer agent, on the date such purchase orders are effective, federal funds in an amount equal to the amount of all purchase orders placed by us on behalf of our clients and accepted by the Trust (net of any redemption orders placed by us on behalf of our clients). In the event that the Trust fails to receive such federal funds on such date (other than through the fault of the Trust or its transfer agent), we shall indemnify the Trust against any expense (including overdraft charges) incurred by the Trust as a result of its failure to receive such federal funds.

      (iii) We agree to make available to the Trust, upon the Trust's request, such information relating to our clients who are beneficial owners of Fund shares and their transactions in Fund shares as may be required by applicable laws and regulations or as may be reasonably requested by the Trust.

      (iv) We agree to transfer record ownership of a client's shares of a Fund to the client promptly upon the request of the client. In addition, record ownership will be promptly transferred to the client in the event that the person or entity ceases to be our client.

   3. We shall provide to the Trust copies of the lists of members of our organization, if any, and make available to the Trust any publications and other facilities of our organization for the placement of advertisements or promotional materials and sending information regarding the Funds, to enable the Trust to solicit for sale and to sell shares to such members.

    4. We shall provide such facilities and personnel (which may be all or any part of the facilities currently used in our business, or all or any personnel employed by us) as is necessary or beneficial for providing information and services to shareholders maintaining Qualified Accounts with the Trust, and to assist the Trust in servicing accounts of such shareholders.

    5. Neither we nor any of our employees or agents are authorized to make any representation concerning Fund shares except those contained in the then current Prospectus for the applicable Fund, copies of which will be supplied by the Trust to us; and we shall have no authority to act as agent for the Trust.

    6. In consideration of the services and facilities described herein, we shall be entitled to receive from each Fund such fees as are set forth in Exhibit A hereto. We understand that the payment of such fees has been authorized pursuant to the Plans approved by the Trustees and shareholders of the Trust and shall be paid only so long as the Plans and this Agreement are in effect.

    7. The Trust reserves the right, at the Trust's discretion and without notice, to suspend the sale of shares or withdraw the sale of shares of each Fund.

    8. This Agreement shall terminate automatically (i) in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the Act or (ii) in the event that the Plans terminate.

   9. This Agreement may be terminated at any time (without payment of any penalty) by a majority of the "Qualified Trustees" as defined in the Plans or by a vote of a majority of the outstanding voting securities of each Fund as defined in the Plans (on not more than 60 days' written notice to us at our principal place of business). We, on 60 days' written notice addressed to the Trust at its principal place of business, may terminate this Agreement. The Trust may also terminate this Agreement for cause on violation by us of any of the provisions of this Agreement or in the event that the Plans shall terminate, said termination to become effective on the date of mailing notice to us of such termination. The Trust's failure to terminate for any cause shall not constitute a waiver of its right to terminate at a later date for any such cause.

   10. All communications to the Trust shall be sent to the Trust at the address set forth above. Any notice to us shall be duly given if mailed or telegraphed to us at the address set forth below.

   11. This Agreement shall become effective as of the date when it is executed and dated by the Trust below. This Agreement and all the rights and obligations of the parties hereunder shall be governed by and construed under the laws of the State of New York.


                                        --------------------------------------
                                                     (Firm Name)


                                        --------------------------------------
                                                      (Address)


                                        --------------------------------------
                                                     (Firm Name)


                                        --------------------------------------
                                        (City)         (State)      (Zip Code)


                                     By
                                        --------------------------------------
                                        Name:

                                        Title:

Accepted:

MUTAL FUND TRUST

By:
   ----------------------------------
   Name:

   Title:

Dated:

                                                                MFT 020796